 Oppenheimer Municipal Bond Fund
                                                 Supplement dated July 1, 2002 to the
                                                  Prospectus dated November 28, 2001

This supplement replaces the Fund's prospectus supplement dated May 30, 2002.
The Prospectus is changed as follows:

1.       The Average Annual Total Returns chart on page 5 is deleted and replaced with the following:

                                                                    5 Years          10 years
Average Annual Total Returns                                   (or life of class,  (or life of
For the periods ended December 31, 2000              1 Year         if less)          class,
                                                                                     if less)
-------------------------------------------------- ----------- ------------------- -------------
-------------------------------------------------- ----------- ------------------- -------------
Class A Shares 1                                     2.85%           3.55%            5.95%
-------------------------------------------------- ----------- ------------------- -------------
-------------------------------------------------- ----------- ------------------- -------------
Lehman Brothers Municipal Bond Index (from           11.68%          5.84%            7.32%
12/31/90)
-------------------------------------------------- ----------- ------------------- -------------
-------------------------------------------------- ----------- ------------------- -------------
Class B Shares (inception 3/16/93)                   2.06%           3.43%            4.40%
-------------------------------------------------- ----------- ------------------- -------------
-------------------------------------------------- ----------- ------------------- -------------
Class C Shares (inception 8/29/95)                   6.06%           3.75%            4.57%
--------------------------------------------------
(1)      inception 10/27/76
The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of
4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-years); for Class C, the 1% contingent deferred sales charge for the 1-year period.  Because Class B shares convert to Class A shares 72 months after purchase, Class B
"life-of-class" performance does not include the contingent deferred sales charge and uses Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Lehman
Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds. The index performance reflects investment of income but does not consider transaction costs.  The Fund's investments may vary from the securities in the index.

2.       The footnote under the table, "Annual Fund Operating Expenses" on page 6 of the prospectus is deleted and replaced with the following:

                  The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agency fees to
                  0.35% per annum, effective October 1, 2001.  That undertaking may be amended or withdrawn at any time.
                  Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding quarter is in the third quintile or better of the Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time.

3. The paragraph titled "THE FUND'S PRINICPAL INVESTMENT POLICIES?" on page 8 of the prospectus is changed by adding the following after the third sentence of the paragraph:

         "Securities  that  generate  income  subject to  alternative  minimum tax (AMT) will count  towards the 80% municipal securities requirement."

4.  The paragraph on page 11 following the heading "Portfolio Managers" is deleted and replaced with the following:

     Effective July 1, 2002, the Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Fielding is a Senior Vice President of the Manager (since January 1996).  Mr.
Fielding serves in a similar capacity for other Oppenheimer funds.

5.       In the section "About Your Account-Which Class of Shares Should You Choose- How Long Do You Expect to Hold Your Investment?"
     on page 14, the last sentence of that paragraph should be deleted and replaced with the following:

         For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time or higher class-based expenses on shares of Class B or Class C.

     .
July 1, 2002                                                                            PS0310.021

Oppenheimer Municipal Bond Fund

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated November 28, 2001, revised as of July 1, 2002

       This Statement of Additional  Information is not a Prospectus.  This document contains additional information about the Fund and supplements  information  in the  Prospectus  dated  November 28, 2001. It should be read together  with the  Prospectus,  which may be obtained by writing to the Fund's Transfer Agent,  OppenheimerFunds  Services,  at P.O. Box 5270, Denver,  Colorado 80217 or by calling the  Transfer  Agent  at the  toll-free  number  shown  above  or by  downloading  it from the  OppenheimerFunds  Internet  web site at
www.oppenheimerfunds.com.

Contents
                                                                                                               Page
About the Fund

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

       The investment  objective and the principal  investment policies and the main risks of the Fund are described in the Prospectus.
This Statement of Additional  Information contains  supplemental  information about those policies and the types of securities that the
Fund's  investment  manager,  OppenheimerFunds,  Inc.  (the  "Manager"),  will select for the Fund.  Additional  explanations  are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's  Investment  Policies.  The Fund does not make  investments  with the objective of seeking capital growth,  since that would generally be inconsistent  with its goal of seeking  tax-exempt  income.  However,  the value of the securities held by the Fund may be affected  by changes in general  interest  rates.  Because  the current  value of debt  securities  varies  inversely  with  changes in prevailing  interest rates, if interest rates increased after a security was purchased,  that security would normally decline in value.
Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

       However,  those  fluctuations  in value will not generally  result in realized gains or losses to the Fund unless the Fund sells the security  prior to maturity.  A debt security held to maturity is  redeemable  by its issuer at full  principal  value plus accrued interest.  The Fund does not usually intend to dispose of securities prior to their maturity,  but may do so for liquidity,  or because of other factors affecting the issuer that cause the Manager to sell the particular  security.  In that case, the Fund could experience a capital gain or loss on the sale.

       There are variations in the credit quality of municipal  securities,  both within a particular rating classification and between classifications.  These  variations  depend on numerous  factors.  The yields of  municipal  securities  depend on a number of factors, including general  conditions in the municipal  securities market,  the size of a particular  offering,  the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal  Securities.  The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the
Fund's  Investments."  Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

       |X| Municipal Bonds. We have classified longer term municipal securities as "municipal bonds." The principal  classifications of long-term  municipal bonds are "general  obligation" and "revenue"  (including  "industrial  development")  bonds. They may have fixed, variable or floating rates of interest, as described below.

       Some bonds may be "callable,"  allowing the issuer to redeem them before their maturity date. To protect  bondholders,  callable bonds may be issued with  provisions  that prevent them from being called for a period of time.  Typically,  that is 5 to 10 years from the issuance date.  When interest rates decline,  if the call  protection on a bond has expired,  it is more likely that the issuer may call the bond.  If that  occurs,  the Fund might have to  reinvest  the  proceeds  of the called bond in bonds that pay a lower rate of return.

                  |_| General  Obligation Bonds. The basic security behind general  obligation bonds is the issuer's pledge of its full faith and credit and taxing power,  if any, for the repayment of principal and the payment of interest.  Issuers of general  obligation bonds include states,  counties,  cities,  towns,  and regional  districts.  The proceeds of these  obligations are used to fund a wide range of public projects,  including construction or improvement of schools,  highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt  service on these  bonds may be limited or  unlimited.  Additionally,  there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

                  |_| Revenue Bonds. The principal  security for a revenue bond is generally the net revenues derived from a particular facility,  group of  facilities,  or, in some cases,  the proceeds of a special excise tax or other specific  revenue  source.  Revenue bonds are issued to finance a wide variety of capital  projects.  Examples include  electric,  gas, water and sewer systems;  highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

                  Although  the  principal  security  for these  types of bonds may vary from  bond to bond,  many  provide  additional security  in the form of a debt  service  reserve  fund  that may be used to make  principal  and  interest  payments  on the  issuer's obligations.  Housing  finance  authorities  have a wide range of  security,  including  partially  or fully  insured  mortgages,  rent subsidized and/or  collateralized  mortgages,  and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

                  |_| Industrial  Development Bonds.  Industrial  development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public  authorities to raise money to finance  various  privately operated  facilities for business and manufacturing,  housing,  sports, and pollution control.  These bonds may also be used to finance public facilities such as airports,  mass transit systems,  ports, and parking. The payment of the principal and interest on such bonds is  dependent  solely on the ability of the  facility's  user to meet its  financial  obligations  and the pledge,  if any, of real and personal property financed by the bond as security for those payments.

                  |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized,  as well as amended,  the rules  governing tax exemption  for interest on certain types of municipal  securities.  The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance  governmental  operations.  Thus, interest on general obligation bonds issued by or on behalf of state or local  governments,  the proceeds of which are used to finance the  operations of such  governments, continues to be tax-exempt.  However, the Tax Reform Act limited the use of tax-exempt bonds for  non-governmental  (private) purposes.
More stringent  restrictions  were placed on the use of proceeds of such bonds.  Interest on certain private  activity bonds is taxable under the revised rules. There is an exception for "qualified"  tax-exempt  private activity bonds, for example,  exempt facility bonds including certain  industrial  development bonds,  qualified  mortgage bonds,  qualified Section 501(c)(3) bonds, and qualified student loan bonds.

       In addition,  limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax
Reform Act,  which will reduce the supply of such bonds.  The value of the Fund's  portfolio  could be affected if there is a reduction in the availability of such bonds.
       Interest on certain private activity bonds issued after August 7, 1986,  which continues to be tax-exempt,  will be treated as a tax preference item subject to the federal alternative  minimum tax (discussed below) to which certain taxpayers are subject.  The Fund may hold  municipal  securities  the interest on which (and thus a  proportionate  share of the  exempt-interest  dividends paid by the
Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.

       The Federal  alternative  minimum tax is  designed  to ensure  that all persons who receive  income pay some tax,  even if their regular tax is zero.  This is  accomplished  in part by  including  in taxable  income  certain tax  preference  items that are used to calculate  alternative  minimum taxable income.  The Tax Reform Act made tax-exempt  interest from certain private activity bonds a tax preference item for purposes of the alternative  minimum tax on individuals and corporations.  Any  exempt-interest  dividend paid by a regulated  investment  company  will be treated as  interest on a specific  private  activity  bond to the extent of the  proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

       In  addition,  corporate  taxpayers  subject to the  alternative  minimum  tax may,  under some  circumstances,  have to include exempt-interest  dividends in calculating their alternative  minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

       To determine  whether a municipal  security is treated as a taxable  private  activity  bond, it is subject to a test for: (a) a trade or business use and security interest,  or (b) a private loan restriction.  Under the trade or business use and security interest test, an obligation is a private  activity bond if: (i) more than 10% of the bond proceeds are used for private  business  purposes and
(ii) 10% or more of the payment of  principal  or interest on the issue is directly or  indirectly  derived from such private use or is secured by the privately  used property or the payments  related to the use of the property.  For certain types of uses, a 5% threshold is substituted for this 10% threshold.

       The term "private  business  use" means any direct or indirect use in a trade or business  carried on by an individual or entity other than a state or municipal  governmental  unit. Under the private loan  restriction,  the amount of bond proceeds that may be used to make private  loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus,  certain  issues of municipal  securities could lose their  tax-exempt  status  retroactively  if the issuer  fails to meet certain  requirements  as to the  expenditure  of the proceeds of that issue or the use of the  bond-financed  facility.  The Fund makes no  independent  investigation  of the users of such bonds or their use of proceeds  of the bonds.  If the Fund should hold a bond that loses its  tax-exempt  status  retroactively,  there might be an adjustment to the tax-exempt income previously distributed to shareholders.

       Additionally,  a private  activity bond that would  otherwise be a qualified  tax-exempt  private  activity bond will not, under
Internal  Revenue Code Section  147(a),  be a qualified  bond for any period during which it is held by a person who is a  "substantial user" of the facilities or by a "related person" of such a substantial  user. This  "substantial  user" provision  applies primarily to exempt facility bonds,  including industrial  development bonds. The Fund may invest in industrial  development bonds and other private activity  bonds.  Therefore,  the Fund may not be an  appropriate  investment for entities  which are  "substantial  users" (or persons related to  "substantial  users") of such exempt  facilities.  Those  entities and persons  should  consult  their tax advisers  before purchasing shares of the Fund.

       A  "substantial  user" of such  facilities is defined  generally as a "non-exempt  person who regularly uses part of a facility"
financed  from the proceeds of exempt  facility  bonds.  Generally,  an  individual  will not be a "related  person" under the Internal
Revenue Code unless such individual or the individual's  immediate  family (spouse,  brothers,  sisters and immediate  descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation  or  partnership  which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

       |X| Municipal Notes.  Municipal  securities  having a maturity (when the security is issued) of less than one year are generally known as municipal  notes.  Municipal  notes generally are used to provide for short-term  working capital needs.  Some of the types of municipal notes the Fund can invest in are described below.

                  |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation  of various  seasonal tax revenue,  such as income,  sales,  use or other business  taxes,  and are payable from these specific future taxes.

                  |_| Revenue  Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue,  such as
Federal revenues available under Federal revenue-sharing programs.

                  |_| Bond  Anticipation  Notes.  Bond  anticipation  notes are issued to provide  interim  financing  until  long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

                  |_| Construction Loan Notes. These are sold to provide project  construction  financing until permanent financing can be secured.  After successful  completion and acceptance of the project,  it may receive  permanent  financing through public agencies, such as the Federal Housing Administration.

       |X| Tax Exempt Commercial Paper.  This type of short-term  obligation  (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

       |X|  Municipal  Lease  Obligations.  The Fund's  investments  in municipal  lease  obligations  may be through  certificates  of participation  that are  offered to  investors  by public  entities.  Municipal  leases may take the form of a lease or an  installment purchase  contract  issued by a state or local  government  authority  to obtain  funds to  acquire a wide  variety  of  equipment  and facilities.

       Some  municipal  lease  securities  may be deemed to be "illiquid"  securities.  Their  purchase by the Fund would be limited as described  below in  "Illiquid  Securities."  From time to time the Fund may invest more than 5% of its net assets in  municipal  lease obligations  that the Manager has determined to be liquid under guidelines set by the Board of Trustees.  Those guidelines  require the
Manager to evaluate:
       |_| the frequency of trades and price quotations for such securities;
       |_| the number of dealers or other potential buyers willing to purchase or sell such securities:
       |_| the availability of market-makers; and
       |_| the nature of the trades for such securities.

       While the Fund holds such securities,  the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

       Municipal  leases have special risk  considerations.  Although lease  obligations do not constitute  general  obligations of the municipality  for which the  municipality's  taxing power is pledged,  a lease  obligation is ordinarily  backed by the  municipality's covenant to budget for,  appropriate and make the payments due under the lease obligation.  However,  certain lease obligations contain
"non-appropriation"  clauses which provide that the  municipality has no obligation to make lease or installment  purchase  payments in future years unless money is appropriated  for that purpose on a yearly basis.  While the obligation  might be secured by the lease, it might be difficult to dispose of that property in case of a default.

       Projects  financed with  certificates of  participation  generally are not subject to state  constitutional  debt limitations or other statutory  requirements that may apply to other municipal securities.  Payments by the public entity on the obligation underlying the certificates are derived from available  revenue sources.  That revenue might be diverted to the funding of other municipal service projects.  Payments of interest  and/or  principal  with  respect to the  certificates  are not  guaranteed  and do not  constitute  an obligation of a state or any of its political subdivisions.

       In  addition  to the risk of  "non-appropriation,"  municipal  lease  securities  do not  have as  highly  liquid  a  market  as conventional  municipal  bonds.  Municipal  leases,  like other municipal debt  obligations,  are subject to the risk of non-payment of interest or  repayment of principal  by the issuer.  The ability of issuers of  municipal  leases to make timely lease  payments may be adversely  affected in general economic  downturns and as relative  governmental cost burdens are reallocated among federal,  state and local  governmental  units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal  lease and that, as well as a default in repayment of principal,  could result in a decrease in the net asset value of the Fund.

       |X| Ratings of Municipal  Securities.  Ratings by ratings  organizations  such as Moody's Investors  Service,  Standard & Poor's
Corporation and Fitch, Inc.  represent the respective  rating agency's opinions of the credit quality of the municipal  securities they undertake to rate. However,  their ratings are general opinions and are not guarantees of quality.  Municipal  securities that have the same maturity,  coupon and rating may have different  yields,  while other municipal  securities that have the same maturity and coupon but different ratings may have the same yield.

       Lower grade  securities may have a higher yield than securities rated in the higher rating  categories.  In addition to having a greater risk of default than  higher-grade,  securities,  there may be less of a market for these  securities.  As a result they may be harder to sell at an acceptable  price.  The additional  risks mean that the Fund may not receive the anticipated  level of income from these securities,  and the Fund's net asset value may be affected by declines in the value of lower-grade securities.  However, because the added risk of lower quality  securities might not be consistent with the Fund's policy of preservation of capital,  the Fund limits its investments in lower quality securities.

       Subsequent  to its  purchase by the Fund,  a  municipal  security  may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the Fund.  Neither event  requires the Fund to sell the security,  but the Manager will consider such events in determining  whether the Fund should continue to hold the security.  To the extent that ratings given by Moody's,  Standard &
Poor's,  or Fitch change as a result of changes in those rating  organizations  or their rating  systems,  the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

       The Fund may buy municipal  securities  that are  "pre-refunded."  The issuer's  obligation to repay the principal  value of the security is  generally  collateralized  with U.S.  government  securities  placed in an escrow  account.  This causes the  pre-refunded security to have essentially the same risks of default as a AAA-rated security.

       A list of the rating categories of Moody's,  S&P and Fitch for municipal securities is contained in Appendix A to this Statement of Additional  Information.  Because the Fund may purchase securities that are unrated by nationally  recognized rating  organizations, the Manager will make its own assessment of the credit  quality of unrated issues the Fund buys. The Manager will use criteria  similar to those used by the rating  agencies,  and assigning a rating category to a security that is comparable to what the Manager believes a rating  agency  would  assign to that  security.  However,  the  Manager's  rating does not  constitute a guarantee of the quality of a particular issue.

Other  Investment  Techniques and Strategies.  In seeking its objective,  the Fund may from time to time employ the types of investment strategies and investments described below.

       Portfolio  Turnover.  A change in the  securities  held by the Fund from buying and selling  investments  is known as "portfolio turnover."  Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs.  However,  the
Fund ordinarily  incurs little or no brokerage  expense because most of the Fund's portfolio  transactions are principal trades that do not require payment of  brokerage commissions.

       The Fund ordinarily does not trade securities to achieve short-term capital gains,  because they would not be tax-exempt income.
To a limited degree,  the Fund may engage in short-term  trading to attempt to take advantage of short-term market  variations.  It may also do so to  dispose  of a  portfolio  security  prior to its  maturity.  That  might be done if, on the  basis of a  revised  credit evaluation  of the issuer or other  considerations,  the Fund  believes  such  disposition  advisable  or it needs to generate  cash to satisfy  requests to redeem Fund shares.  In those cases,  the Fund may realize a capital gain or loss on its  investments.  The Fund's annual portfolio turnover rate normally is not expected to exceed 100%.

       |X| Floating Rate and Variable Rate Obligations.  Variable rate demand obligations have a demand feature that allows the Fund to tender the  obligation  to the issuer or a third party prior to its  maturity.  The tender may be at par value plus  accrued  interest, according to the terms of the obligation.

       The interest rate on a floating rate demand note is based on a stated  prevailing  market rate, such as a bank's prime rate, the
91-day U.S. Treasury Bill rate, or some other standard,  and is adjusted  automatically  each time such rate is adjusted.  The interest rate on a variable  rate  demand note is also based on a stated  prevailing  market rate but is  adjusted  automatically  at  specified intervals of not less than one year.  Generally,  the changes in the interest rate on such  securities  reduce the fluctuation in their market value.  As interest rates decrease or increase,  the potential for capital  appreciation  or  depreciation is less than that for fixed-rate  obligations  of the same  maturity.  The Manager  may  determine  that an unrated  floating  rate or  variable  rate demand obligation  meets the Fund's  quality  standards  by reason of being  backed by a letter of credit or  guarantee  issued by a bank that meets those quality standards.

       Floating  rate and variable  rate demand notes that have a stated  maturity in excess of one year may have  features that permit the holder to recover the principal amount of the underlying  security at specified  intervals not exceeding one year and upon not more than 30 days' notice.  The issuer of that type of note normally has a corresponding  right in its discretion,  after a given period, to prepay the outstanding  principal  amount of the note plus accrued  interest.  Generally the issuer must provide a specified  number of days' notice to the holder.

       |X| Inverse Floaters and Other  Derivative  Investments.  Inverse floaters may offer relatively high current income,  reflecting the spread between  long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains  relatively  steep and short-term  rates remain  relatively  low,  owners of inverse  floaters will have the  opportunity to earn interest at above-market rates because they receive  interest at the higher  long-term rates but have paid for bonds with lower  short-term  rates. If the yield curve flattens and shifts upward,  an inverse  floater will lose value more quickly than a conventional  long-term  bond. The Fund will invest in inverse floaters to seek higher  tax-exempt  yields than are available from fixed-rate bonds that have comparable  maturities and credit  ratings.  In some cases the holder of an inverse  floater may have an option to convert the floater to a  fixed-rate  bond, pursuant to a "rate-lock option."

       Some  inverse  floaters  have a feature  known as an interest  rate "cap" as part of the terms of the  investment.  Investing in inverse  floaters that have  interest  rate caps might be part of a portfolio  strategy to try to maintain a high current yield for the
Fund when the Fund has  invested  in inverse  floaters  that  expose the Fund to the risk of  short-term  interest  rate  fluctuations.
"Embedded"  caps can be used to hedge a portion  of the  Fund's  exposure  to rising  interest  rates.  When  interest  rates  exceed a pre-determined  rate, the cap generates  additional  cash flows that offset the decline in interest rates on the inverse  floater,  and the hedge is successful.  However,  the Fund bears the risk that if interest rates do not rise above the  pre-determined  rate, the cap
(which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

       Inverse floaters are a form of derivative  investment.  Certain derivatives,  such as options,  futures,  indexed securities and entering into swap agreements,  can be used to increase or decrease the Fund's exposure to changing security prices,  interest rates or other  factors that affect the value of  securities.  However,  these  techniques  could  result in losses to the Fund,  if the Manager judges  market  conditions  incorrectly  or employs a strategy that does not correlate  well with the Fund's other  investments.  These techniques  can cause  losses if the  counterparty  does not perform  its  promises.  An  additional  risk of  investing  in  municipal securities  that are  derivative  investments  is that their market  value could be expected to vary to a much greater  extent than the market value of municipal  securities that are not derivative  investments but have similar credit quality,  redemption  provisions and maturities.

       |X| When-Issued and Delayed Delivery  Transactions.  The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such  securities on a "delayed  delivery"  basis.  "When-issued"  or "delayed  delivery"  refers to securities  whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

       When  such  transactions  are  negotiated  the price  (which is  generally  expressed  in yield  terms) is fixed at the time the commitment is made.  Delivery and payment for the securities  take place at a later date.  Normally the  settlement  date is within six months of the purchase of municipal bonds and notes.  However,  the Fund may, from time to time, purchase municipal securities having a settlement  date more than six months and  possibly as long as two years or more after the trade date.  The  securities  are subject to change in value from market  fluctuation  during the settlement  period. The value at delivery may be less than the purchase price. For example,  changes in interest rates in a direction  other than that expected by the Manager before  settlement will affect the value of such securities and may cause loss to the Fund.

       The Fund will engage in when-issued  transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the  obligation.  When the Fund engages in when-issued  or delayed  delivery  transactions,  it relies on the buyer or seller,  as the case may be, to complete the  transaction.  Their failure to do so may cause the Fund to lose the  opportunity to obtain the security at a price and yield it considers advantageous.

       When the Fund  engages in  when-issued  and delayed  delivery  transactions,  it does so for the purpose of acquiring or selling securities  consistent with its investment  objective and policies for its portfolio or for delivery  pursuant to options  contracts it has entered into, and not for the purposes of investment  leverage.  Although the Fund will enter into when-issued or  delayed-delivery purchase transactions to acquire securities,  the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition  or to dispose of its right to deliver or receive  against a forward commitment, it may incur a gain or loss.

       At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward  commitment basis, it records the transaction on its books and reflects the value of the security  purchased.  In a sale  transaction,  it records the proceeds to be received,  in  determining  its net asset value.  The Fund will identify on its books liquid  securities at least equal to the value of purchase commitments until the Fund pays for the investment.

       When-issued  transactions and forward  commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest  rates and prices.  For  instance,  in periods of rising  interest  rates and falling  prices,  the Fund might sell securities in its portfolio on a forward  commitment basis to attempt to limit its exposure to anticipated  falling prices.  In periods of falling interest rates and rising prices,  the Fund might sell portfolio  securities and purchase the same or similar  securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

       |X| Zero-Coupon  Securities.  The Fund may buy zero-coupon and delayed interest municipal securities.  Zero-coupon securities do not make  periodic  interest  payments and are sold at a deep  discount  from their face value.  The buyer  recognizes a rate of return determined by the gradual  appreciation  of the security,  which is redeemed at face value on a specified  maturity date. This discount depends on the time  remaining  until  maturity,  as well as prevailing  interest  rates,  the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's  credit  quality,  the discount  typically  decreases as the maturity date approaches.  Some zero-coupon  securities are convertible,  in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

       Because  zero-coupon  securities  pay no interest and compound  semi-annually  at the rate fixed at the time of their  issuance, their value is generally more volatile than the value of other debt securities.  Their value may fall more  dramatically than the value of  interest-bearing  securities  when interest rates rise. When prevailing  interest rates fall,  zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

       The Fund's  investment in zero-coupon  securities may cause the Fund to recognize income and make  distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution  requirements,  the
Fund may have to sell  portfolio  securities  that it otherwise  might have  continued to hold or to use cash flows from other  sources such as the sale of Fund shares.

       |X| Puts and Standby  Commitments.  When the Fund buys a municipal  security  subject to a standby  commitment to repurchase the security,  the Fund is entitled to same-day  settlement from the purchaser.  The Fund receives an exercise price equal to the amortized cost of the underlying  security plus any accrued  interest at the time of exercise.  A put purchased in  conjunction  with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

       The Fund might purchase a standby  commitment or put separately in cash or it might acquire the security  subject to the standby commitment or put (at a price that reflects that additional  feature).  The Fund will enter into these transactions only with banks and securities  dealers that, in the Manager's  opinion,  present  minimal  credit risks.  The Fund's  ability to exercise a put or standby commitment  will depend on the ability of the bank or dealer to pay for the  securities if the put or standby  commitment is exercised.
If the bank or dealer should  default on its  obligation,  the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

       Puts and standby  commitments are not  transferable  by the Fund. They terminate if the Fund sells the underlying  security to a third party. The Fund intends to enter into these  arrangements to facilitate  portfolio  liquidity,  although such arrangements  might enable the Fund to sell a security at a pre-arranged  price that may be higher than the prevailing  market price at the time the put or standby commitment is exercised.  However,  the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly  higher  than the  prevailing  market  price,  to avoid  imposing a loss on the seller that could  jeopardize  the Fund's business relationships with the seller.

       A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security.  Any consideration  paid by the Fund for the put or standby  commitment  will be reflected on the Fund's  books as  unrealized  depreciation while the put or standby  commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.  Interest income  received by the Fund from municipal  securities  subject to puts or stand-by  commitments  may not qualify as tax exempt in its hands if the terms of the put or  stand-by  commitment  cause the Fund not to be treated as the tax owner of the  underlying  municipal securities.

       |X|  Repurchase  Agreements.  The Fund may acquire  securities  subject to  repurchase  agreements.  It may do so for  liquidity purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds  from sales of Fund shares,  or pending the settlement of portfolio  securities.  In a repurchase  transaction,  the Fund acquires a security from, and  simultaneously resells it to an approved  vendor for delivery on an agreed upon future date.  The resale price exceeds the purchase price by an amount that reflects an  agreed-upon  interest rate  effective for the period  during which the  repurchase  agreement is in effect.  Approved vendors include U.S.  commercial banks, U.S. branches of foreign banks or broker-dealers  that have been designated a primary dealer in government securities, which meet the credit requirements set by the Manager from time to time.

       The majority of these  transactions  run from day to day.  Delivery  pursuant to resale  typically will occur within one to five days of the purchase.  Repurchase  agreements  having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments.  There is no limit on the  amount of the Fund's  assets  that may be subject  to  repurchase  agreements  of seven days or less.  They must meet credit requirements set by the Manager from time to time.

       Repurchase  agreements,  considered  "loans"  under the  Investment  Company Act of 1940 (the  "Investment  Company  Act"),  are
collateralized by the underlying  security.  The Fund's repurchase  agreements require that at all times while the repurchase agreement is in effect, the collateral's  value must equal or exceed the repurchase price to fully  collateralize the repayment  obligation.  The
Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is financially sound and will continuously  monitor the collateral's  value.  However,  if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

       |X| Illiquid Securities.  The Fund has percentage  limitations that apply to purchases of illiquid securities,  as stated in the
Prospectus.  The Fund's fundamental  policies prohibit it from purchasing any restricted security that would require  registration with the Securities and Exchange Commission before it could be sold publicly.

       |X| Loans of  Portfolio  Securities.  To attempt to raise  income or raise cash for  liquidity  purposes,  the Fund may lend its portfolio securities to brokers,  dealers and other financial  institutions.  These loans are limited to not more than 25% of the value of the Fund's total assets.  There are risks in connection  with  securities  lending.  The Fund might  experience a delay in receiving additional  collateral to secure a loan, or a delay in recovery of the loaned securities.  The Fund presently does not intend to engage in loans of securities  that will exceed 5% of the value of the Fund's total assets in the coming year.  Income from  securities  loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

       The Fund must receive collateral for a loan. Under current applicable regulatory  requirements (which are subject to change), on each  business day the loan  collateral  must be at least equal to the value of the loaned  securities.  It must consist of cash,  bank letters of credit,  securities of the U.S.  government or its agencies or  instrumentalities,  or other cash  equivalents  in which the
Fund is permitted to invest.  To be acceptable  as  collateral,  letters of credit must obligate a bank to pay amounts  demanded by the
Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be  satisfactory to the Fund.

       When it lends  securities,  the Fund  receives  amounts  equal to the  dividends or interest on the loaned  securities.  It also receives one or more of (a) negotiated  loan fees, (b) interest on securities  used as collateral,  and (c) interest on short-term debt securities  purchased with the loan  collateral.  Either type of interest may be shared with the borrower.  The Fund may pay reasonable finder's,  administrative  or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the  Internal  Revenue  Code and must permit the Fund to  reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

       |X| Hedging.  The Fund may use hedging to attempt to protect  against  declines in the market value of its portfolio,  to permit the Fund to retain unrealized gains in the value of portfolio  securities that have appreciated,  or to facilitate  selling  securities for investment reasons. To do so the Fund may:
       |_|sell interest rate futures or municipal bond index futures,
       |_|buy puts on such futures or securities, or
       |_|write covered calls on  securities,  broadly-based  municipal  bond  indices,  interest rate futures or municipal  bond index futures.  Covered  calls may also be written on debt  securities  to attempt to increase the Fund's  income,  but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

       The Fund may also use hedging to establish a position in the debt  securities  market as a temporary  substitute  for purchasing individual  debt  securities.  In that case the Fund will normally seek to purchase the  securities,  and then  terminate  that hedging position. For this type of hedging, the Fund may:
       |_|buy interest rate futures or municipal bond index futures, or
       |_|buy calls on such futures or on securities.

       The Fund is not obligated to use hedging instruments,  even though it is permitted to use them in the Manager's  discretion,  as described  below.  The Fund's  strategy of hedging  with  futures and options on futures will be  incidental  to the Fund's  investment activities in the underlying  cash market.  The  particular  hedging  instruments  the Fund can use are described  below.  The Fund may employ new hedging  instruments  and strategies  when they are developed,  if those  investment  methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

       |_| Futures.  The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures")
and municipal bond indices (these are referred to as "municipal bond index futures").

       An interest rate future  obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

       A "municipal  bond index"  assigns  relative  values to the municipal  bonds in the index,  and is used as the basis for trading long-term  municipal bond futures  contracts.  Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting  contract.  The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

       Upon  entering  into a futures  transaction,  the Fund will be  required  to deposit an initial  margin  payment in cash or U.S.
government  securities with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the
Fund's  Custodian in an account  registered in the futures broker's name.  However,  the futures broker can gain access to that account only under  certain  specified  conditions.  As the future is marked to market  (that is, its value on the Fund's  books is changed) to reflect changes in its market value,  subsequent  margin payments,  called variation  margin,  will be paid to or by the futures broker daily.

       At any time prior to the expiration of the future,  the Fund may elect to close out its position by taking an opposite  position at which time a final  determination  of  variation  margin is made and  additional  cash is  required to be paid by or released to the
Fund.  Any gain or loss is then  realized by the Fund on the Future for tax  purposes.  Although  interest  rate futures by their terms call for settlement by the delivery of debt  securities,  in most cases the  obligation is fulfilled  without such delivery by entering into an offsetting  transaction.  All futures  transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

       The Fund may  concurrently  buy and sell futures  contracts in a strategy  anticipating  that the future the Fund purchased will perform  better than the future the Fund sold.  For  example,  the Fund might buy  municipal  bond futures and  concurrently  sell U.S.
Treasury Bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds outperform U.S.  Treasury Bonds on a duration-adjusted basis.

       Duration is a volatility  measure that refers to the expected  percentage  change in the value of a bond resulting from a change in general  interest  rates  (measured  by each 1% change in the rates on U.S.  Treasury  securities).  For  example,  if a bond has an effective  duration  of three  years,  a 1%  increase  in general  interest  rates  would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful.  U.S.  Treasury bonds might perform better on a  duration-adjusted  basis than  municipal  bonds,  and the  assumptions  about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

       |_| Put and Call  Options.  The Fund may buy and sell  certain  kinds of put  options  (puts) and call  options  (calls).  These strategies are described below.

       |_| Writing  Covered  Call  Options.  The Fund may write (that is, sell) call  options.  The Fund's call writing is subject to a number of restrictions:
(1)      After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)      Calls the Fund sells must be listed on a securities  or  commodities  exchange or quoted on NASDAQ,  the  automated  quotation system of The NASDAQ Stock Market, Inc. or traded in the over-the-counter market.
(3)      Each call the Fund writes must be "covered"  while it is  outstanding.  That means the Fund must own the  investment  on which the call was written.
(4)      The Fund may write calls on futures contracts whether or not it owns them.

       When the Fund writes a call on a security, it receives cash (a premium).  The Fund agrees to sell the underlying investment to a purchaser of a  corresponding  call on the same security  during the call period at a fixed exercise  price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the underlying  security.  The Fund has retained the risk of loss that the price of the underlying security may decline during the call  period.  That risk may be offset to some extent by the premium the Fund  receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

       The Fund's  Custodian,  or a securities  depository  acting for the  Custodian,  will act as the Fund's escrow agent through the facilities  of the  Options  Clearing  Corporation  ("OCC"),  as to the  investments  on which  the Fund has  written  calls  traded on exchanges,  or as to other  acceptable  escrow  securities.  In that way, no margin will be required  for such  transactions.  OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

       When the Fund writes an  over-the-counter  ("OTC")  option,  it will enter into an  arrangement  with a primary U.S.  Government securities  dealer which will establish a formula price at which the Fund will have the absolute  right to repurchase  that OTC option.
The formula price would  generally be based on a multiple of the premium  received for the option,  plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is  "in-the-money").  When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid  securities) the mark-to-market  value of any OTC option held by it, unless the option is subject to a buy-back  agreement by the executing  broker.  The Securities and Exchange  Commission is evaluating whether OTC options should be considered liquid securities.  The procedure  described above could be affected by the outcome of that evaluation.

       To  terminate  its  obligation  on a call it has  written,  the Fund may purchase a  corresponding  call in a "closing  purchase transaction."  The Fund will then  realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium  received on the call the Fund wrote was more or less than the price of the call the Fund  purchased to close out the transaction.  A profit may also be realized if the call lapses unexercised,  because the Fund retains the underlying investment and the premium  received.  Any such profits are considered  short-term  capital gains for Federal tax purposes,  as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

       The Fund may also write calls on futures  contracts  without  owning the futures  contract or securities  deliverable  under the contract.  To do so, at the time the call is  written,  the Fund must  cover the call by  segregating  in escrow an  equivalent  dollar value of liquid assets.  The Fund will segregate  additional  liquid assets if the value of the escrowed assets drops below 100% of the current value of the future.  Because of this escrow  requirement,  in no circumstances  would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

       |_| Purchasing Calls and Puts. The Fund may buy calls only on securities,  broadly-based municipal bond indices,  municipal bond index futures and interest rate futures.  It may also buy calls to close out a call it has written,  as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange,  or quoted on NASDAQ, or traded in the over-the-counter  market. A call or put option must not be  purchased  if the  purchase  would  cause the value of all the Fund's put and call  options to exceed 5% of its total assets.

       When the Fund purchases a call (other than in a closing purchase  transaction),  it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying  investment from a seller of a corresponding  call on the same investment  during the call period at a fixed  exercise  price.  The Fund  benefits  only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying  investment is above the sum of the exercise price plus the transaction  costs and premium paid for the call. If the call is not either  exercised or sold  (whether or not at a profit),  it will become  worthless at its  expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

       Calls on municipal  bond  indices,  interest  rate futures and  municipal  bond index futures are settled in cash rather than by delivering the  underlying  investment.  Gain or loss depends on changes in the securities  included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

       The Fund may buy only those puts that relate to securities that the Fund owns,  broadly-based municipal bond indices,  municipal bond index futures or interest rate futures  (whether or not the Fund owns the futures).  The Fund may not sell puts other than puts it has previously purchased.

       When the Fund purchases a put, it pays a premium.  The Fund then has the right to sell the underlying  investment to a seller of a  corresponding  put on the same  investment  during the put period at a fixed  exercise  price.  Puts on  municipal  bond indices are settled in cash.  Buying a put on a debt  security,  interest  rate future or  municipal  bond index future the Fund owns enables it to protect itself during the put period  against a decline in the value of the  underlying  investment  below the exercise  price.  If the market price of the  underlying  investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become  worthless at its  expiration  date. In that case the Fund will lose its premium  payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

       |_| Risks of Hedging  with  Options and  Futures.  The use of hedging  instruments  requires  special  skills and  knowledge  of investment  techniques  that are  different  than what is required  for normal  portfolio  management.  If the  Manager  uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

       The Fund's option activities may affect its portfolio turnover rate and brokerage commissions.  The exercise of calls written by the Fund may cause the Fund to sell related portfolio  securities,  thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's  control,  holding a put might cause the Fund to sell the  related  investments  for  reasons  that would not exist in the absence of the put.

       The  Fund  may pay a  brokerage  commission  each  time it buys a call or put,  sells a call,  or buys or  sells  an  underlying investment in connection  with the exercise of a call or put. Such  commissions  may be higher on a relative basis than the commissions for direct  purchases or sales of the  underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying  investments.  Consequently,  put and call options offer large amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

       If a covered call written by the Fund is exercised on an investment  that has  increased in value,  the Fund will be required to sell the  investment at the call price.  It will not be able to realize any profit if the  investment  has increased in value above the call price.

       There is a risk in using short hedging by selling  interest rate futures and municipal bond index futures or purchasing  puts on municipal bond indices or futures to attempt to protect against  declines in the value of the Fund's  securities.  The risk is that the prices of such futures or the  applicable  index will correlate  imperfectly  with the behavior of the cash (that is, market) prices of the Fund's securities.  It is possible for example,  that while the Fund has used hedging  instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline.  If that occurred,  the Fund would lose money on the hedging  instruments  and also  experience  a decline in value of its debt  securities.  However,  while this could  occur over a brief period or to a very small  degree,  over time the value of a  diversified  portfolio of debt  securities  will tend to move in the same direction as the indices upon which the hedging instruments are based.

       The risk of imperfect  correlation increases as the composition of the Fund's portfolio diverges from the securities included in the  applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of debt  securities  being hedged and movements in the price of the hedging  instruments,  the Fund may use hedging  instruments  in a greater  dollar amount than the dollar amount of debt securities being hedged.  It might do so if the historical  volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

       The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions  due to  differences  in the natures of those markets.  All participants in the futures markets are subject to margin deposit and maintenance  requirements.  Rather than meeting additional margin deposit  requirements,  investors may close out futures contracts through offsetting  transactions which could  distort the normal  relationship  between  the cash and  futures  markets.  From the point of view of  speculators,  the deposit requirements  in the futures  markets are less  onerous  than margin  requirements  in the  securities  markets.  Therefore,  increased participation by speculators in the futures markets may cause temporary price distortions.

       The Fund may use hedging instruments to establish a position in the municipal  securities markets as a temporary  substitute for the purchase of individual  securities  (long hedging).  It is possible that the market may decline.  If the Fund then concludes not to invest in such  securities  because of concerns that there may be further market decline or for other reasons,  the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

       An option position may be closed out only on a market that provides  secondary trading for options of the same series.  There is no  assurance  that a liquid  secondary  market will exist for a  particular  option.  If the Fund could not effect a closing  purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

       |_| Interest Rate Swap  Transactions.  In an interest rate swap,  the Fund and another party  exchange their right to receive or their  obligation to pay interest on a security.  For example,  they may swap a right to receive  floating rate payments for fixed rate payments.  The Fund enters into swaps only on  securities  it owns.  The Fund may not enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will  segregate  liquid assets (such as cash or U.S.  Government  securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive,  and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

       Swap agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on movements of interest rates in the future,  the payments made by the Fund under a swap  agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty  will default.  If the counterparty to an interest rate swap defaults,  the Fund's loss will consist  of the net  amount of  contractual  interest  payments  that the Fund has not yet  received.  The  Manager  will  monitor  the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

       The Fund will enter into swap  transactions  with appropriate  counterparties  pursuant to master netting  agreements.  A master netting agreement  provides that all swaps done between the Fund and that counterparty  under the master agreement shall be regarded as parts of an integral  agreement.  If on any date amounts are payable  under one or more swap  transactions,  the net amount  payable on that date shall be paid. In addition,  the master netting  agreement may provide that if one party  defaults  generally or on one swap, the counterparty may terminate the swaps with that party.  Under master netting  agreements,  if there is a default resulting in a loss to one party,  that party's  damages are  calculated by reference to the average cost of a replacement  swap with respect to each swap.
The gains and losses on all swaps are then netted,  and the result is the counterparty's  gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

       |_|  Regulatory  Aspects of Hedging  Instruments.  When using  futures and  options on futures,  the Fund is required to operate within certain  guidelines and restrictions  established by the Commodity Futures Trading Commission (the "CFTC").  In particular,  the
Fund is exempted from  registration  with the CFTC as a "commodity  pool operator" if the Fund complies with the  requirements  of Rule
4.5 adopted by the CFTC.  That Rule does not limit the  percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging  position.  However,  under the Rule the Fund must limit its aggregate  initial futures margin and related  options  premiums to no more than 5% of the Fund's net assets for hedging  strategies  that are not  considered  bona fide hedging  strategies  under the Rule.  Under the Rule, the Fund also must use short futures and options on futures  positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

       Transactions  in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges  limit the maximum  number of options  that may be written or held by a single  investor or group of  investors  acting in concert.  Those  limits apply  regardless  of whether the options were written or  purchased  on the same or  different  exchanges,  or are held in one or more accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options that the Fund may write or hold may be affected by options  written or held by other  entities,  including  other  investment  companies  having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's  adviser).  The exchanges also impose  position limits on futures transactions.  An exchange  may order the  liquidation  of positions  found to be in  violation of those limits and may impose  certain other sanctions.

       Under the  Investment  Company Act,  when the Fund  purchases an interest rate future or municipal  bond index  future,  it must maintain cash or readily  marketable  short-term debt instruments in an amount equal to the market value of the investments  underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

       |X| Temporary  Defensive  Investments.  The  securities  the Fund may invest in for  temporary  defensive  purposes  include the following:
       |_|short-term municipal securities;
       |_|obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
       |_|corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
       |_|commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
       |_|certificates of deposit of domestic banks with assets of $1 billion or more.

       |X| Taxable Investments.  While the Fund can invest up to 20% of its total assets in investments that generate income subject to income  taxes,  it does not  anticipate  investing  substantial  amounts of its  assets in  taxable  investments  under  normal  market conditions or as part of its normal trading  strategies and policies.  To the extent it invests in taxable  securities,  the Fund would not be able to met its  objective of  providing  tax exempt  income to its  shareholders.  Taxable  investments  include,  for example, hedging instruments, repurchase agreements, and the types of securities the Fund would buy for temporary defensive purposes.

Investment Restrictions

       |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are  those  policies  that the Fund has  adopted  to  govern  its investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.  Under the Investment
Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
       |_| 67% or more of the shares present or represented by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
       |_| more than 50% of the outstanding shares.

       The Fund's  investment  objective is a fundamental  policy.  Other  policies  described in the  Prospectus or this  Statement of
Additional  Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental policies  without  shareholder  approval.  However,  significant  changes to investment  policies will be described in  supplements  or updates to the  Prospectus  or this  Statement of  Additional  Information,  as  appropriate.  The Fund's most  significant  investment policies are described in the Prospectus.

       |X| Does the Fund Have Additional  Fundamental Policies?  The following investment  restrictions are fundamental policies of the
Fund:

       |_| The Fund cannot  invest in  securities or other  investments  other than  municipal  securities,  the temporary  investments described in its Prospectus,  repurchase  agreements,  covered calls,  private activity  municipal  securities and hedging  instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

       |_| The Fund cannot lend any of its assets.  However,  repurchase  agreements and the purchase of debt  securities in accordance with the Fund's  other  investment  policies  and  restrictions  are  permitted.  The Fund may also lend its  portfolio  securities  as described in "Loans of Portfolio Securities.

       |_| The Fund cannot  borrow  money in excess of 10% of the value of its total  assets.  The Fund may borrow only from banks as a temporary  measure for  extraordinary or emergency  purposes,  and not for the purpose of leveraging its investments.  No assets of the
Fund may be pledged,  mortgaged or otherwise encumbered,  transferred or assigned to secure a debt. However, the use of escrow or other collateral arrangements in connection with hedging instruments is permitted.

       |_| The Fund cannot invest more than 5% of the value of its total assets in the  securities  of any one issuer.  The Fund cannot acquire more than 10% of the total value of all outstanding  securities of any one issuer.  In both cases,  this  restriction  does not apply to securities of the U.S. Government or its agencies or instrumentalities.

       |_| The Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry.  However,  there is no limitation as to the Fund's  investments in municipal  securities or in obligations  issued by the U.S.  Government and its agencies or instrumentalities.

       |_| The Fund cannot invest in real estate.  This restriction  shall not prevent the Fund from investing in Municipal  Securities or other permitted securities that are secured by real estate or interests in real estate.

       |_| The Fund cannot purchase  securities on margin.  However,  the Fund may obtain such short-term credits that may be necessary for the clearance of purchases and sales of securities.  Furthermore,  the Fund may make margin  deposits in connection with the use of hedging instruments as permitted by any of its other fundamental policies.

       |_| The Fund cannot sell securities short.

       |_| The Fund cannot underwrite securities or invest in securities that are subject to restrictions on resale.

       |_| The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager  individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

       |_| The Fund cannot invest in  securities  of any other  investment  company,  except in  connection  with a merger with another investment company.

       |_| The Fund cannot issue any bonds, debentures or senior equity securities.

       The Fund currently has an operating policy (which is not a fundamental  policy but will not be changed without the approval of a shareholder vote) that prohibits the Fund from issuing senior  securities.  However,  that policy does not prohibit certain  activities that are  permitted  by the Fund's  other  policies,  including  borrowing  money for  emergency  purposes  as  permitted  by its other investment policies and applicable  regulations,  entering into delayed-delivery and when-issued  arrangements for portfolio securities transactions,  and entering into contracts to buy or sell derivatives,  hedging instruments,  options,  futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

       Unless the Prospectus or Statement of Additional  Information states that a percentage  restriction applies on an ongoing basis, it  applies  only at the time the Fund  makes an  investment.  In that case the Fund need not sell  securities  to meet the  percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification.  The Fund  intends to be  "diversified"  as defined in the  Investment  Company  Act and to satisfy  the  restrictions against  investing too much of its assets in any "issuer" as set forth in the  restrictions  above.  In implementing  this policy,  the identification  of the  issuer of a  municipal  security  depends  on the terms and  conditions  of the  security.  When the assets and revenues of an agency,  authority,  instrumentality or other political  subdivision are separate from those of the government  creating it and the security is backed only by the assets and revenues of the  subdivision,  agency,  authority or  instrumentality,  the latter would be deemed to be the sole issuer.  Similarly,  if an industrial  development bond is backed only by the assets and revenues of the non-governmental  user,  then that user would be deemed to be the sole issuer.  However,  if in either case the creating  government or some other entity  guarantees a security,  the guarantee  would be  considered a separate  security and would be treated as an issue of such government or other entity.
Applying the Restriction Against  Concentration.  To implement its policy not to concentrate its investments,  the Fund has adopted the industry  classifications set forth in Appendix B to this Statement of Additional Information.  Those industry  classifications are not a fundamental policy.

       In  implementing  the Fund's policy not to concentrate its  investments,  the Manager will consider a  non-governmental  user of facilities  financed  by  industrial  development  bonds as being in a  particular  industry.  That is done even  though  the bonds are municipal  securities,  as to  which  the  Fund  has no  concentration  limitation.  Although  this  application  of the  concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

       The Manager  has no present  intention  of  investing  more than 25% of the total  assets of the Fund in  securities  of issuers located in the same state,  or in securities  paying interest  derived from revenues of similar types of projects.  Neither of these is a fundamental  policy, and therefore,  either of them may be changed without  shareholder  approval.  Should any such change occur, the
Prospectus and/or this Statement of Additional Information will be supplemented or revised to reflect the change.

How the Fund Is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment company with an unlimited number of authorized shares  of  beneficial  interest.  The  Fund  was  originally  incorporated  in  Maryland  in  1976  but was  reorganized  in 1987 as a
Massachusetts business trust.

       The Fund is  governed  by a Board of  Trustees,  which is  responsible  for  protecting  the  interests  of  shareholders  under
Massachusetts  law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its performance,  and review the  actions of the  Manager.  Although  the Fund will not  normally  hold  annual  meetings  of its  shareholders,  it may hold shareholder  meetings from time to time on important matters,  and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

       |_| Classes of Shares.  The Board of Trustees has the power,  without  shareholder  approval,  to divide  unissued shares of the
Fund into two or more classes.  The Board has done so, and the Fund  currently has three classes of shares,  Class A, Class B and Class
C. All classes invest in the same investment portfolio.  Each class of shares:
       |_| has its own dividends and distributions,
       |_| pays certain expenses which may be different for the different classes,
       |_| may have a different net asset value,
       |_| may have separate  voting rights on matters in which the interests of one class are different  from the interests of another class, and
       |_| votes as a class on matters that affect that class alone.

       |_| Meetings of  Shareholders.  As a Massachusetts  business trust, the Fund is not required to hold, and does not plan to hold, regular annual  meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company Act or other applicable law.  It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

       Shareholders  have the right,  upon the declaration in writing or vote of two-thirds of the  outstanding  shares of the Fund, to remove a Trustee.  The Trustees  will call a meeting of  shareholders  to vote on the removal of a Trustee upon the written  request of the record holders of 10% of its  outstanding  shares.  If the Trustees  receive a request from at least 10  shareholders  stating that they wish to  communicate  with other  shareholders  to request a meeting to remove a Trustee,  the Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.
The  shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at
$25,000 or more or  constituting  at least 1% of the Fund's  outstanding  shares,  whichever is less.  The Trustees may also take other action as permitted by the Investment Company Act.

       |_| Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's  obligations.  It also provides for  indemnification  and reimbursement of expenses out of the Fund's property for any  shareholder  held personally  liable for its  obligations.  The  Declaration of Trust also states that upon request,  the Fund shall assume the defense of any claim made against a  shareholder  for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts  law permits a  shareholder  of a business  trust  (such as the Fund) to be held  personally  liable as a
"partner" under certain  circumstances.  However,  the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

       The Fund's  contractual  arrangements  state that any person doing  business  with the Fund (and each  shareholder  of the Fund)
agrees under its  Declaration of Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand that may arise out of any dealings  with the Fund.  Additionally,  the  Trustees  shall have no personal  liability to any such person,  to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's  Trustees and officers and their  principal  occupations  and business  affiliations  and occupations  during the past five years are listed  below.  Trustees  denoted with an asterisk  (*) below are deemed to be  "interested persons" of the Fund under the  Investment  Company  Act. All of the  Trustees  are  Trustees or  Directors  of the  following  Board I
Oppenheimer funds1 :

Oppenheimer California Municipal Fund                           Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Appreciation Fund                           Oppenheimer Multiple Strategies Fund
Oppenheimer Capital Preservation Fund                           Oppenheimer Multi-Sector Income Trust
Oppenheimer Concentrated Growth Fund                            Oppenheimer Multi-State Municipal Trust
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund                                      Oppenheimer Municipal Bond Fund
Oppenheimer Emerging Growth Fund                                Oppenheimer New York Municipal Fund
Oppenheimer Emerging Technologies Fund                          Oppenheimer Series Fund, Inc.
Oppenheimer Enterprise Fund                                     Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                         Oppenheimer Trinity Core Fund
Oppenheimer Global Fund                                         Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Global Growth & Income Fund                     Oppenheimer Trinity Value Fund
Oppenheimer Gold & Special Minerals Fund                    Oppenheimer U.S. Government Trust
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund

       Messrs. Spiro, Murphy,  Wixted, Zack, Molleur,  Bishop and Farrar, and Ms. Feld and Ives respectively hold the same offices with the other Board I Oppenheimer  funds as with the Fund.  As of November 5, 2001,  the Trustees and officers of the Fund as a group owned of record or  beneficially  less than 1% of each class of shares of the Fund.  The foregoing  statement  does not reflect  ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager,  other than the shares  beneficially  owned under the plan by the officers of the Fund listed above. Mr. Murphy is a trustee of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 76.
280 Park Avenue, New York, NY 10017
General Partner of Odyssey Partners,  L.P.  (investment  partnership)  (since 1982) and Chairman of Avatar Holdings,  Inc. (real estate development).

Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 75.
399 Ski Trail, Smoke Rise, New Jersey 07405
Formerly he held the following  positions:  Chairman Emeritus (August 1991 - August 1999),  Chairman (November 1987 - January 1991) and
a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager and the Fund's Distributor (July 1978 - January 1992).

John V. Murphy*, President and Trustee, Age: 52
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer and director (since July 2001) and President (since August 2000) of the Manager; President and a trustee of other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since July 2001) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder
Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since July 2001)  of Oppenheimer
Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of HarbourView Asset Management Corporation and of Oppenheimer Real Asset Management, Inc. (since July 2001), investment adviser subsidiaries of the Manager; President and a director (since July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; Chief Operating
Officer (August 2000 - July 2001) of the Manager; Executive Vice President of MassMutual Financial Group (from 1995 to 1997);
Executive Vice President and Chief Operating Officer of David L. Babson & Company (from 1995 to 1997), an investment advisor; Chief
Operating Officer of Concert Capital Management, Inc. (from 1993 to 1996), an investment advisor.

Robert G. Galli, Trustee, Age: 68.
6803 South Tucson Way, Englewood, CO 80112
A Trustee or Director of other  Oppenheimer  funds.  Formerly he held the following  positions:  Vice Chairman (October 1995 - December
1997) and Executive Vice President  (December 1977 - October 1995) of the Manager;  Executive Vice President and a director (April 1986
- October 1995) of HarbourView Asset Management Corporation.

Phillip A. Griffiths, Trustee, Age: 63.
97 Olden Lane, Princeton, N. J. 08540
The Director of the  Institute  for  Advanced  Study,  Princeton,  N.J.  (since 1991) and a member of the National  Academy of Sciences
(since  1979);  formerly  (in  descending  chronological  order) a director of Bankers  Trust  Corporation,  Provost and  Professor  of
Mathematics at Duke University,  a director of Research Triangle  Institute,  Raleigh,  N.C., and a Professor of Mathematics at Harvard
University.

Benjamin Lipstein, Trustee, Age: 78.
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University.

Elizabeth B. Moynihan, Trustee, Age: 72.
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author and architectural  historian;  a trustee of the Freer Gallery of Art (Smithsonian  Institute),  Executive  Committee of Board of
Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 74.
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion  Resources,  Inc.  (electric  utility holding  company),  Dominion  Energy,  Inc.  (electric power and oil & gas producer),  and Prime Retail,  Inc. (real estate investment  trust);  formerly  President and Chief Executive Officer of The Conference
Board, Inc.  (international  economic and business  research) and a director of Lumbermens Mutual Casualty Company,  American Motorists
Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 71.
40 Park Avenue, New York, New York 10016
Chairman of  Municipal  Assistance  Corporation  for the City of New York;  Senior  Fellow of Jerome  Levy  Economics  Institute,  Bard
College;  a director of RBAsset (real estate manager);  a director of OffitBank;  Trustee,  Financial  Accounting  Foundation (FASB and
GASB);  President,  Baruch College of the City University of New York; formerly New York State Comptroller and trustee,  New York State and Local Retirement Fund.
Russell S. Reynolds, Jr., Trustee, Age: 69.
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman  of The  Directorship  Search  Group,  Inc.  (corporate  governance  consulting  and  executive  recruiting);  a  director  of
Professional  Staff  Limited (a U.K.  temporary  staffing  company);  a life trustee of  International  House  (non-profit  educational organization), and a trustee of the Greenwich Historical Society.

Clayton K. Yeutter, Trustee, Age: 70.
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel,  Hogan & Hartson (a law firm); a director of Zurich Financial Services  (financial  services),  Zurich Allied AG and Allied
Zurich p.l.c.  (insurance  investment  management);  Caterpillar,  Inc. (machinery),  ConAgra,  Inc. (food and agricultural  products),
Farmers Insurance Company (insurance),  FMC Corp.  (chemicals and machinery) and Texas Instruments,  Inc.  (electronics);  formerly (in descending  chronological  order),  Counsellor  to the  President  (Bush) for  Domestic  Policy,  Chairman of the  Republican  National
Committee, Secretary of the U.S. Department of Agriculture, U.S. Trade Representative.

Ronald H. Fielding, Vice President and Portfolio Manager, Age: 52.
350 Linden Oaks, Rochester, NY 14625
Senior Vice President (since January 1996) of the Manager;  Chairman of the Rochester  Division of the Manager (since January 1996); an officer and  portfolio  manager of other  Oppenheimer  funds;  prior to joining the Manager in January  1996,  he was  President  and a
director of Rochester Capital Advisors,  Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund Services,  Inc.
(1986 - 1995),  the  Fund's  prior  distributor;  President  and a trustee  of  Limited  Term New York  Municipal  Fund  (1991 - 1995),
Oppenheimer  Convertible  Securities  Fund (1986 - 1995) and  Rochester  Fund  Municipals  (1986 - 1995);  President  and a director of
Rochester Tax Managed Fund, Inc. (1982 - 1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer  (since March 1999) of the Manager;  Treasurer  (since March 1999) of HarbourView  Asset Management
Corporation,  Shareholder Services,  Inc.,  Oppenheimer Real Asset Management  Corporation,  Shareholder  Financial Services,  Inc. and
Oppenheimer  Partnership  Holdings,  Inc., of OFI Private  Investments,  Inc. (since March 2000) and of OppenheimerFunds  International
Ltd. and  Oppenheimer  Millennium  Funds plc (since May 2000);  Treasurer and Chief  Financial  Officer (since May 2000) of PIMCO Trust
Company;  Assistant Treasurer (since March 1999) of Oppenheimer  Acquisition Corp. and of Centennial Asset Management  Corporation;  an
officer of other  Oppenheimer  funds;  formerly  Principal and Chief  Operating  Officer,  Bankers Trust Company - Mutual Fund Services
Division  (March 1995 - March 1999);  Vice  President  and Chief  Financial  Officer of CS First  Boston  Investment  Management  Corp.
(September 1991 - March 1995).

Robert G. Zack, Secretary, Age: 53.
498 Seventh Avenue, New York, NY 10018.
Acting  General  Counsel  (since  November 1, 2001),  Senior Vice  President  (since May 1985) of the Manager;  Assistant  Secretary of
Shareholder  Services,  Inc.  (since  May  1985),  Shareholder  Financial  Services,  Inc.  (since  November  1989);   OppenheimerFunds
International  Ltd. and Oppenheimer  Millennium Funds plc (since October 1997);  formerly Associate General Counsel (May 1981 - October
2001); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the  Manager/Mutual  Fund Accounting (since May 1996); an officer of other Oppenheimer  funds;  formerly an Assistant
Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 36.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996);  Assistant Treasurer of Oppenheimer  Millennium Funds plc (since
October 1997);  an officer of other  Oppenheimer  Funds;  formerly an Assistant Vice President of the  Manager/Mutual  Fund  Accounting
(April 1994 - May 1996), and a Fund Controller of the Manager.

Denis R. Molleur, Assistant Secretary, Age: 44.
498 Seventh Avenue, New York, New York 10018
Vice President and Senior Counsel of the Manager (since July 1999); an officer of other  Oppenheimer  funds;  formerly a Vice President and Associate Counsel of the Manager (September 1995 - July 1999).

Katherine P. Feld, Assistant Secretary, Age: 43.
498 Seventh Avenue, New York, New York 10018
Vice President and Senior Counsel of the Manager (since July 1999); Vice President of  OppenheimerFunds  Distributor,  Inc. (since June
1990); an officer of other Oppenheimer funds; formerly a Vice President and Associate Counsel of the Manager (June 1990 - July 1999).

Kathleen T. Ives, Assistant Secretary, Age: 36.
6803 South Tucson Way, Englewood, CO 80112
Vice President and Assistant  Counsel of the Manager (since June 1998); an officer of other  Oppenheimer  funds;  formerly an Assistant
Vice President and Assistant  Counsel of the Manager  (August 1997 - June 1998);  and Assistant  Counsel of the Manager  (August 1994 -
August 1997).

       |X|  Remuneration  of Trustees.  The officers of the Fund and one Trustee of the Fund (Mr.  Murphy) who are affiliated  with the
Manager  receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund  received  the  compensation  shown  below.  The compensation  from the Fund was paid during its fiscal year ended July 31, 2001. The  compensation  from all of the Board I Oppenheimer funds  (including  the Fund) was paid to the trustees for their  service as a director,  trustee or member of a committee of the boards of those funds during the calendar year 2000.

  ----------------------------------------- ---------------------- -------------------- ---------------------------

                                                                   Retirement           Compensation
                                                                   Benefits             From all
                                            Aggregate              Accrued              Board I Oppenheimer Funds
  Director's Name                           Compensation           as Fund              (29 Funds) (2)
  and Other Positions                       From Fund (1)          Expenses*

  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Leon Levy                                        $20,264                 $0                    $177,950

  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Robert G. Galli (3)                              $8,375                  $0                    $191,134
  Study Committee Member
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Philip Griffiths (4)                             $8,375                  $0                    $59,529

  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Benjamin Lipstein                                $17,515                 $0                    $148,639
  Study Committee Chairman
  Audit Committee Member
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Elizabeth B. Moynihan                            $12,342                 $0                    $104,695
  Study Committee Member
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Kenneth A. Randall                               $11,321                 $0                    $96,034
  Audit Committee Chairman
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Edward V. Regan                                  $7,482                  $0                    $94,995
  Proxy Committee Chairman,
  Audit Committee Member
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Russell S. Reynolds, Jr.                         $11,193                 $0                    $71,069
  Proxy Committee Member
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Donald Spiro                                     $12,342                 $0                    $63,435

  ----------------------------------------- ---------------------- -------------------- ---------------------------
  ----------------------------------------- ---------------------- -------------------- ---------------------------
  Clayton K. Yeutter (5)                           $6,786                  $0                    $71,069
  Proxy Committee Member
  ----------------------------------------- ---------------------- -------------------- ---------------------------
(1)      Aggregrate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a
       Trustee/Director.
(2)      For the 2000 Calendar year.

(3)      Total compensation for the 2000 calendar year includes compensation received for serving as a Trustee or Director of 10 other Oppenheimer funds.

(4)      Includes $8,375 deferred under Deferred Compensation Plan described below.
(5)      Includes $1,697 deferred under Deferred Compensation Plan described below.

    *   No retirement benefit expenses were allocated to the Fund for its fiscal year ended July 31, 2001.

       |X|  Retirement  Plan for  Trustees.  The Fund has adopted a retirement  plan that  provides  for payments to retired  Trustees.
Payments  are up to 80% of the average  compensation  paid during a Trustee's  five years of service in which the highest  compensation was  received.  A Trustee must serve as trustee for any of the Board I  Oppenheimer  funds for at least 15 years to be eligible for the maximum  payment.  Each Trustee's  retirement  benefits will depend on the amount of the Trustee's  future  compensation  and length of service.

       |X| Deferred  Compensation Plan for Trustees.  The Board of Trustees has adopted a Deferred  Compensation Plan for disinterested trustees  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled to receive  from the
Fund.  Under the plan,  the  compensation  deferred  by a Trustee is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more  Oppenheimer  funds  selected by the Trustee.  The amount paid to the Trustee  under the plan will be determined based upon the performance of the selected funds.

       Deferral of Trustees'  fees under the plan will not materially  affect the Fund's  assets,  liabilities or net income per share.
The plan will not  obligate  the Fund to retain the  services  of any Trustee or to pay any  particular  level of  compensation  to any
Trustee.  Pursuant to an Order issued by the  Securities  and  Exchange  Commission,  the Fund may invest in the funds  selected by the
Trustee under the plan without  shareholder  approval for the limited  purpose of determining  the value of the Trustee's  deferred fee account.

       |X| Major  Shareholders.  As of  November  5,  2001,  the only  persons  who  owned of  record or were  known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were the following:

         Merrill Lynch Pierce Fenner & Smith,  Inc. for the Sole Benefit of its Customers,  Attn:  Fund  Admin./#97A91,  4800 Deer Lake
         Drive East, Floor 3,  Jacksonville,  Florida  32246-6484,  which owned 607,419.211 Class B shares (7.63% of the Class B shares then still outstanding), for the benefit of its customers.

         Merrill Lynch Pierce Fenner & Smith,  Inc. for the Sole Benefit of its Customers,  Attn:  Fund  Admin./#97HF8,  4800 Deer Lake
         Drive East, Floor 3,  Jacksonville,  Florida  32246-6484,  which owned 125,445.480 Class C shares (6.84% of the Class C shares then still outstanding), for the benefit of its customers.

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts  Mutual Life
Insurance Company.

         |X| Code of  Ethics.  The Fund,  the  Manager  and the  Distributor  have a Code of  Ethics.  It is  designed  to  detect  and prevent improper personal trading by certain  employees,  including  portfolio  managers,  that would compete with or take advantage of the Fund's  portfolio  transactions.  Covered persons  include  persons with knowledge of the investments and investment  intentions of the Fund and  other  funds  advised  by the  Manager.  The Code of  Ethics  does  permit  personnel  subject  to the Code to  invest in securities,  including  securities  that may be  purchased  or held by the Fund,  subject  to a number of  restrictions  and  controls.
Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

                   The Code of Ethics is an  exhibit to the Fund's  registration  statement  filed  with the  Securities  and  Exchange
Commission  and can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C. You can obtain  information  about the hours of  operation of the Public  Reference  Room by calling the SEC at  1-202-942-8090.  The Code of Ethics can also be viewed as part of the Fund's  registration  statement on the SEC's EDGAR  database at the SEC's Internet web site at  http://www.sec.gov.  Copies may be obtained,  after paying a duplicating  fee, by electronic  request at the following E-mail address:  publicinfo@sec.gov.,  or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

       |X| The Investment  Advisory  Agreement.  The Manager provides  investment advisory and management services to the Fund under an investment  advisory  agreement  between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its day-to day  business.  That  agreement  requires  the Manager,  at its expense,  to provide the Fund with  adequate  office  space, facilities  and  equipment.  It also requires the Manager to provide and supervise the  activities of all  administrative  and clerical personnel  required to provide effective  corporate  administration  for the Fund. Those  responsibilities  include the compilation and maintenance of records with respect to the Fund's operations,  the preparation and filing of specified reports,  and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.
       Expenses not  expressly  assumed by the Manager  under the advisory  agreement  are paid by the Fund.  The  investment  advisory agreement  lists  examples  of expenses  paid by the Fund.  The major  categories  relate to  interest,  taxes,  fees to  disinterested
Trustees,  legal and audit expenses,  custodian and transfer agent expenses,  share issuance costs,  certain  printing and registration costs,  brokerage  commissions,  and  non-recurring  expenses,  including  litigation cost. The management fees paid by the Fund to the
Manager are calculated at the rates described in the Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are allocated  to each class of shares  based  upon the  relative  proportion  of the Fund's net  assets  represented  by that  class.  The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

               -------------------------------------- -----------------------------------------------
                            Fiscal Year                           Management Fee Paid to
                            Ending 7/31                           OppenheimerFunds, Inc.
               -------------------------------------- -----------------------------------------------
               -------------------------------------- -----------------------------------------------
                               1999                                     $3,651,960
               -------------------------------------- -----------------------------------------------
               -------------------------------------- -----------------------------------------------
                               2000                                     $3,203,499
               -------------------------------------- -----------------------------------------------
               -------------------------------------- -----------------------------------------------
                               2001                                     $3,246,173
               -------------------------------------- -----------------------------------------------

       The  investment  advisory  agreement  states that in the absence of willful  misfeasance,  bad faith,  gross  negligence  in the performance of its duties, or reckless disregard for its obligations and duties under the investment  advisory  agreement,  the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith.

       The agreement  permits the Manager to act as investment  adviser for any other person,  firm or corporation  and to use the name
"Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general  distributor.  If the
Manager  shall  no  longer  act as  investment  adviser  to the  Fund,  the  Manager  may  withdraw  the  Fund's  right to use the name
"Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment  Advisory  Agreement.  One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio  securities for the Fund. The investment  advisory  agreement allows the Manager to use  broker-dealers to effect the Fund's portfolio  transactions.  Under the agreement,  the Manager may employ those broker-dealers  (including  "affiliated"
brokers,  as that term is defined in the Investment  Company Act) that, in the Manager's  best judgment based on all relevant  factors, will implement the Fund's policy to obtain, at reasonable  expense,  the "best execution" of portfolio  transactions.  "Best execution"
refers to prompt and reliable  execution at the most  favorable  price  obtainable.  The Manager need not seek  competitive  commission
bidding. However,          the Manager is expected to minimize  the  commissions  paid to the extent  consistent  with the interest and policies of the Fund as established by its Board of Trustees.

       Under the investment advisory agreement,  the Manager may select brokers that provide brokerage and/or research services for the
Fund and/or the other  accounts over which the Manager or its affiliates  have  investment  discretion.  The  commissions  paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith  determination  that the commission is fair and reasonable in relation to the services provided.  Subject to those other  considerations,  as a factor in selecting brokers for the Fund's  portfolio  transactions,  the  Manager may also  consider  sales of shares of the Fund and other  investment  companies managed by the Manager or its affiliates.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory  agreement and the procedures and rules described above.  Generally the Manager's  portfolio  traders allocate  brokerage upon recommendations  from the  Manager's  portfolio  managers.  In certain  instances,  portfolio  managers may  directly  place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

       Most securities  purchases made by the Fund are in principal  transactions  at net prices.  The Fund usually deals directly with the selling or  purchasing  principal or market maker without  incurring  charges for the services of a broker on its behalf unless the
Manager  determines  that a better price or execution may be obtained by using the services of a broker.  Therefore,  the Fund does not incur substantial  brokerage costs.  Portfolio  securities  purchased from underwriters  include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio  securities  purchased from dealers include a spread between the bid and asked price.

       The Fund seeks to obtain  prompt  execution  of orders at the most  favorable  net prices.  In an option  transaction,  the Fund ordinarily  uses the same  broker for the  purchase or sale of the option and any  transaction  in the  investment  to which the option relates.  When possible,  the Manager tries to combine  concurrent orders to purchase or sell the same security by more than one of the accounts  managed by the  Manager or its  affiliates.  The  transactions  under  those  combined  orders are  averaged  as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

       The  investment  advisory  agreement  permits the Manager to allocate  brokerage for research  services.  The research  services provided  by a  particular  broker may be useful  only to one or more of the  advisory  accounts  of the  Manager  and its  affiliates.
Investment  research  received by the Manager for the  commissions  paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment  research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.  Investment  research  services include  information and analyses on particular  companies and industries as well as market or economic trends and portfolio strategy,  market quotations for portfolio  evaluations,  information systems,  computer  hardware  and similar  products and  services.  If a research  service  also assists the Manager in a  non-research capacity (such as bookkeeping or other  administrative  functions),  then only the percentage or component that provides  assistance to the Manager in the investment decision-making process may be paid in commission dollars.

       The Board of Trustees has permitted the Manager to use  concessions on  fixed-price  offerings to obtain  research,  in the same manner as is  permitted  for agency  transactions.  The Board has also  permitted  the Manager to use stated  commissions  on secondary fixed-income  agency  trades to obtain  research if the broker  represents  to the Manager  that:  (i) the trade is not from or for the broker's own inventory,  (ii) the trade was executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless principal transaction.

       The research  services  provided by brokers  broaden the scope and  supplement  the  research  activities  of the Manager.  That research  provides  additional  views and  comparisons  for  consideration  and helps the Manager to obtain market  information for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered  for  purchase.  The Manager  provides information to the Board of the Fund about the commissions paid to brokers furnishing  research  services,  together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

       Other funds advised by the Manager have investment  objectives and policies  similar to those of the Fund. Those other funds may purchase  or sell the same  securities  as the Fund at the same  time as the Fund,  which  could  affect  the  supply  and price of the securities.  If two or more of funds  advised by the  Manager  purchase  the same  security on the same day from the same  dealer,  the
Manager may average the price of the transactions and allocate the average among the funds.

Distribution and Service Plans

The Distributor.  Under its General  Distributor's  Agreement with the Fund, the  Distributor,  whose primary address is P.O. Box 5270,
Denver,  CO 80217,  acts as the Fund's  principal  underwriter in the continuous  public  offering of the Fund's  Class A,  Class B and
Class C shares. The Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  prospectuses,  other than those  furnished  to existing  shareholders.  The  Distributor  is not  obligated to sell a specific number of shares.  Expenses normally  attributable to sales are borne by the Distributor.  They exclude payments under the Distribution and Service Plans but include  advertising  and the cost of printing and mailing  prospectuses  (other than those furnished to existing shareholders).

The sales  charges and  concessions  paid to, or retained  by, the  Distributor  from the sale of shares  during the Fund's  three most recent fiscal years,  and the contingent  deferred sales charges  retained by the  Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
                    Aggregate      Class A Front-End     Concessions on       Concessions on      Concessions on
  Fiscal Year    Front-End Sales     Sales Charges       Class A Shares       Class B Shares      Class C Shares
  Ended 7/31:   Charges on Class      Retained by          Advanced by         Advanced by         Advanced by
                    A Shares          Distributor         Distributor1         Distributor1        Distributor1
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      1999          $801,669            $216,077             $65,289             $707,523            $71,786
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2000          $447,841            $117,360             $42,151             $282,071            $28,093
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
      2001          $609,480            $149,558             $64,279             $419,512            $36,090
  ------------- ------------------ ------------------- -------------------- ------------------- -------------------
  1. The Distributor  advances  concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class
     C shares from its own resources at the time of sale.

  ----------------- ------------------------------ ------------------------------- --------------------------------
                    Class A Contingent             Class B Contingent              Class C Contingent
    Fiscal Year     Deferred Sales Charges         Deferred Sales Charges          Deferred Sales Charges
    Ended 7/31:     Retained by Distributor        Retained by Distributor         Retained by Distributor
  ----------------- ------------------------------ ------------------------------- --------------------------------
  ----------------- ------------------------------ ------------------------------- --------------------------------
        2000                   $28,514                        $299,760                         $20,741
  ----------------- ------------------------------ ------------------------------- --------------------------------
  ----------------- ------------------------------ ------------------------------- --------------------------------
        2001                   $13,322                        $169,513                         $6,081
  ----------------- ------------------------------ ------------------------------- --------------------------------

       For additional information about distribution of the Fund's shares,  including fees and expenses,  please refer to "Distribution and Service Plans."

Distribution  and Service  Plans.  The Fund has adopted a Service Plan for its Class A shares and  Distribution  and Service  Plans for its Class B and Class C shares under Rule 12b-1 of the  Investment  Company  Act.  Under those  plans,  the Fund makes  payments to the
Distributor in connection with the distribution and/or servicing of the shares of the particular class.

       Under the plans the Manager and the  Distributor  may make payments to affiliates  and, in their sole  discretion,  from time to time may use  their own  resources  to make  payments  to  brokers,  dealers  or other  financial  institutions  for  distribution  and administrative  services  they perform at no cost to the Fund.  The Manager may use profits from the advisory fee it receives  from the
Fund.  The  Distributor  and the Manager may, in their sole  discretion,  increase or decrease the amount of payments they make to plan recipients from their own resources.

       Unless a plan is terminated as described  below, the plan continues in effect from year to year, but only if the Fund's Board of
Trustees and its  Independent  Trustees  specifically  vote  annually to approve its  continuance.  Approval  must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan. A plan may be  terminated  at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

       The Board and the Independent  Trustees must approve all material  amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders  of the class affected by the amendment.  Because Class B shares  automatically  convert  into Class A shares  after six years,  the Fund must  obtain the  approval  of both Class A and Class B shareholders for an amendment to the Class A plan that would  materially  increase the amount to be paid under that plan. That approval must be by a "majority"  (as defined in the Investment Company Act) of the shares of each class, voting separately by Class.

       While the plans are in effect,  the  Treasurer of the Fund shall  provide  separate  written  reports on the plans to the Fund's
Board of Trustees at least  quarterly  for its review.  The reports  shall detail the amount of all payments  made under a plan and the purpose for which the  payments  were made.  Those  reports are subject to the review and approval of the  Independent  Trustees in the exercise of their fiduciary duty.

       Each plan states that while it is in effect,  the selection or replacement  and nomination of those Trustees of the Fund who are not "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This provision does not prevent the involvement of others in the selection and  nomination  process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

       Under the plans,  no payment  will be made to any  recipient in any quarter in which the  aggregate  net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the Fund's Independent Trustees.  Initially,  the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

       |_| Class A Service Plan Fees.  Under the Class A service plan,  the  Distributor  currently  uses the fees it receives from the
Fund to pay brokers,  dealers and other  financial  institutions  (they are  referred to as  "recipients")  for  personal  services and account maintenance  services they provide for their customers who hold Class A shares. The services include,  among others,  answering customer inquiries about the Fund,  assisting in establishing and maintaining  accounts in the Fund, making the Fund's investment plans available  and  providing  other  services  at the  request of the Fund or the  Distributor.  The  Distributor  makes  payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares.

       For the fiscal year ended July 31, 2001,  payments under the Plan for Class A shares totaled  $1,227,102,  all of which was paid by the  Distributor  to  recipients.  That included  $89,920 paid to an affiliate of the  Distributor.  Any  unreimbursed  expenses the
Distributor  incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent  years.  The  Distributor may not use payments  received under the Class A plan to pay any of its interest  expenses,  carrying  charges,  other financial  costs, or allocation of overhead.

       |_| Class B and Class C Service and Distribution  Plans.  Under each plan,  service fees and  distribution  fees are computed on the average of the net asset value of shares in the respective  class,  determined as of the close of each regular  business day during the period.  The Class B and Class C plans provide for the  Distributor  to be compensated  at a flat rate,  whether the  Distributor's distribution  expenses are more or less than the amounts  paid by the Fund under the plans during that period.  The Class B and Class C plans permit the  Distributor  to retain both the  asset-based  sales  charges and the service fee on shares or to pay  recipients  the service fee on a quarterly basis, without payment in advance.

       The Distributor  presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding.  After the first year shares are  outstanding,  the Distributor  makes payments  quarterly on those shares.
The  advance  payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange  do not qualify for an advance service fee  payment.  If Class B or Class C shares are  redeemed  during the first year after their  purchase,  the  recipient  of the service  fees on those  shares will be  obligated  to repay the  Distributor  a pro rata  portion of the advance  payment made on those shares.

       The Distributor  retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on
Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the dealer on Class C shares  outstanding  for a year or more. If a dealer has a special  agreement with the  Distributor,  the Distributor will pay the Class B and/or Class C service fees and the asset-based  sales charge to the dealer  quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

       The  asset-based  sales charge on Class B and Class C shares  allows  investors to buy shares  without a front-end  sales charge while allowing the Distributor to compensate dealers that sell those shares.  The Distributor's  actual expenses in selling Class B and
Class C shares may be more than the payments it receives from contingent  deferred sales charges  collected on redeemed shares and from the Fund under the plans.  The Fund pays the  asset-based  sales charge to the  Distributor  for its services  rendered in distributing
Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
       |_| pays sales  concessions  to  authorized  brokers and dealers at the time of sale and pays  service  fees as described in the
           Prospectus,
       |_| may finance  payment of sales  concessions  and/or the advance of the service fee payment to recipients  under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
       |_| employs personnel to support distribution of shares, and
?        bears the costs of sales  literature,  advertising and prospectuses  (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses,
?        may not be able to adequately  compensate  dealers that sell Class B and Class C shares  without  receiving  payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
?        receives  payment  under  the  plans  consistent  with  the  service  fees  and  asset-based   sales  charges  paid  by  other
           non-proprietary funds that charge 12b-1 fees,
?        may use the payments under the plan to include the Fund in various third-party  distribution  programs that may increase sales of Fund shares,
?        may  experience  increased  difficulty  selling the Fund's  shares if payments  under the plan are  discontinued  because most competitor  funds  have  plans  that pay  dealers  for  rendering  distribution  services  as much or more than the  amounts currently being paid by the Fund, and
?        may not be able to continue  providing,  at the same or at a lesser cost,  the same  quality  distribution  sales  efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         When Class B and Class C shares are sold  without  the  designation  of a  broker-dealer,  the  Distributor  is  automatically designated as the  broker-dealer of record.  In those cases, the Distributor  retains the service fee and asset-based sales charge paid on Class B and Class C shares.

       The  Distributor's  actual  expenses in selling  Class B and Class C shares may be more than the  payments it receives  from the contingent  deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue  payments of the  asset-based  sales charge to the
Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------------------------------------------
                    Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/01
--------------------------------------------------------------------------------------------------------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
                                                                         Distributor's            Distributor's
                                                                           Aggregate              Unreimbursed
                                Total                Amount               Unreimbursed            Expenses as %
                              Payments            Retained by               Expenses              of Net Assets
                             Under Plan           Distributor              Under Plan               of Class
------------------------ -------------------- --------------------- ------------------------- ----------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
Class B Plan                  $654,454              $511,937               $2,477,993                 3.22%
------------------------ -------------------- --------------------- ------------------------- ----------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
Class C Plan                  $144,788                $  36,212             $339,992                  1.98%
------------------------ -------------------- --------------------- ------------------------- ----------------------

       All  payments  under the Class B and the Class C plans are  subject  to the  limitations  imposed  by the  Conduct  Rules of the
National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a  variety  of terms to  illustrate  its  performance.  These  terms  include
"standardized  yield,"  "tax-equivalent  yield," "dividend  yield," "average annual total return,"  "cumulative total return," "average annual total return at net asset  value" and "total  return at net asset  value." An  explanation  of how yields and total  returns are calculated  is set forth below.  The charts below show the Fund's  performance  during its most recent  fiscal year end. You can obtain current  performance  information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the  OppenheimerFunds  Internet web site at http://www.oppenheimerfunds.com.
            -------------------------------

       The Fund's  illustrations  of its  performance  data in  advertisements  must comply with rules of the  Securities  and Exchange
Commission.  Those rules  describe  the types of  performance  data that may be used and how it is to be  calculated.  In general,  any advertisement  by the Fund of its performance  data must include the average annual total returns for the advertised class of shares of the Fund.  Those  returns  must be shown for the 1, 5 and  10-year  periods (or the life of the class,  if less)  ending as of the most recently ended calendar quarter prior to the publication of the  advertisement  (or its submission for  publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

       Use of standardized  performance  calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However,  a number of factors should be considered  before using the Fund's  performance  information as a basis for comparison with other investments:
       |_| Yields and total returns  measure the  performance  of a  hypothetical  account in the Fund over various  periods and do not show the performance of each  shareholder's  account.  Your account's  performance will vary from the model performance data if your  dividends  are  received  in cash,  or you buy or sell  shares  during the  period,  or you bought your shares at a different time and price than the shares used in the model.
       |_| The Fund's performance returns do not reflect the effect of taxes on distributions.
       |_| An investment in the Fund is not insured by the FDIC or any other government agency.
       |_| The principal  value of the Fund's  shares,  and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
       |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
       |_| Yields and total returns for any given past period  represent  historical  performance  information  and are not, and should not be considered, a prediction of future yields or returns.

       The  performance of each class of shares is shown  separately,  because the  performance of each class of shares will usually be different.  That is because of the different  kinds of expenses each class bears.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments,  the maturity of those investments,  the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

       |X| Yields.  The Fund uses a variety of different yields to illustrate its current returns.  Each class of shares calculates its yield separately because of the different expenses that affect each class.

       |_| Standardized  Yield. The "standardized  yield" (sometimes  referred to just as "yield") is shown for a class of shares for a stated  30-day  period.  It is not based on actual  distributions  paid by the Fund to  shareholders  in the  30-day  period,  but is a hypothetical  yield based upon the net  investment  income from the Fund's  portfolio  investments  for that period.  It may  therefore differ from the "dividend yield" for the same class of shares, described below.

       Standardized  yield is  calculated  using the  following  formula  set forth in rules  adopted by the  Securities  and  Exchange
Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                                           [OBJECT OMITTED]

       The symbols above represent the following factors:
       a =     dividends and interest earned during the 30-day period.
       b =     expenses accrued for the period (net of any expense assumptions).
       c =     the average  daily number of shares of that class  outstanding  during the 30-day  period that were  entitled to receive dividends.
       d =     the  maximum  offering  price per share of that class on the last day of the  period,  adjusted  for  undistributed  net investment income.

       The standardized yield for a particular 30-day period may differ from the yield for other periods.  The SEC formula assumes that the  standardized  yield for a 30-day  period  occurs at a constant  rate for a six-month  period and is  annualized  at the end of the six-month  period.  Additionally,  because each class of shares is subject to different  expenses,  it is likely that the  standardized yields of the Fund's classes of shares will differ for any 30-day period.

       |_|  Dividend  Yield.  The Fund may quote a  "dividend  yield"  for each  class of its  shares.  Dividend  yield is based on the dividends paid on a class of shares during the actual dividend period.  To calculate  dividend yield, the dividends of a class declared during a stated  period are added  together,  and the sum is  multiplied  by 12 (to  annualize  the yield) and  divided by the  maximum offering price on the last day of the dividend period. The formula is shown below:

                              Dividend Yield = dividends paid x 12/maximum offering price (payment date)

       The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for
Class B and Class C shares is the net asset value per share,  without considering the effect of contingent deferred sales charges.  The
Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

       |_| Tax-Equivalent  Yield. The "tax-equivalent  yield" of a class of shares is the equivalent yield that would have to be earned on a taxable  investment  to achieve the  after-tax  results  represented  by the Fund's  tax-equivalent  yield.  It adjusts the Fund's standardized  yield,  as calculated  above,  by a stated Federal tax rate.  Using  different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

       The  tax-equivalent  yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as  calculated  above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

       The  tax-equivalent  yield may be used to compare the tax  effects of income  derived  from the Fund with  income  from  taxable investments at the tax rates stated.  Your tax bracket is determined by your Federal  taxable income (the net amount subject to Federal income tax after  deductions  and  exemptions).  The  tax-equivalent  yield  table  assumes  that the  investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

  -----------------------------------------------------------------------------------------------------------------
                               The Fund's Yields for the 30-Day Periods Ended 7/31/01
  -----------------------------------------------------------------------------------------------------------------
  ------------------ ------------------------------ ------------------------------ --------------------------------
                                                                                        Tax-Equivalent Yield
                          Standardized Yield               Dividend Yield             (39.6% Fed. Tax Bracket)

  Class of Shares
  ------------------ ------------------------------ ------------------------------ --------------------------------
  ------------------ --------------- -------------- -------------- --------------- --------------- ----------------
                        Without          After         Without         After          Without           After
                         Sales           Sales          Sales          Sales           Sales            Sales
                         Charge         Charge         Charge          Charge          Charge          Charge
  ------------------ --------------- -------------- -------------- --------------- --------------- ----------------
  ------------------ --------------- -------------- -------------- --------------- --------------- ----------------
  Class A                4.91%           4.67%          5.34%          5.09%           8.13%            7.73%
  ------------------ --------------- -------------- -------------- --------------- --------------- ----------------
  Class B                4.14%            N/A           4.63%           N/A            6.85%             N/A
  ------------------ --------------- -------------- -------------- --------------- --------------- ----------------
  Class C                4.14%            N/A           4.59%           N/A            6.85%             N/A
  ------------------ --------------- -------------- -------------- --------------- --------------- ----------------

       |X| Total Return Information.  There are different types of "total returns" to measure the Fund's  performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period,  assuming  that all  dividends  and capital gains distributions  are  reinvested  in  additional  shares  and that the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses for each class of shares,  the total returns for each class are  separately  measured.  The  cumulative  total return measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However,  average annual total returns do not show actual  year-by-year  performance.  The Fund uses  standardized  calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

       In  calculating  total  returns for Class A shares,  the current  maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial  investment ("P") (unless the return is shown without sales charge, as described below).  For Class
B shares,  payment of the  applicable  contingent  deferred  sales  charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years,  2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

       |_| Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a  specified  number  of  years.  It is the rate of return  based on the  change  in value of a  hypothetical  initial investment of $1,000 ("P" in the formula  below) held for a number of years ("n") to achieve an Ending  Redeemable  Value ("ERV" in the formula) of that investment, according to the following formula:

                                                           [OBJECT OMITTED]

       |_|  Cumulative  Total  Return.  The  "cumulative  total  return"  calculation  measures  the change in value of a  hypothetical investment  of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average  annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                                                           [OBJECT OMITTED]

       |_| Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average  annual total return
"at net asset value" (without  deducting sales charges) for Class A, Class B or Class C shares.  Each is based on the difference in net asset  value per share at the  beginning  and the end of the  period for a  hypothetical  investment  in that class of shares  (without considering  front-end or contingent  deferred sales charges) and takes into  consideration  the  reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------------------------------------------------
                              The Fund's Total Returns for the Periods Ended 7/31/00
-------------------------------------------------------------------------------------------------------------------
--------------- ------------------------- -------------------------------------------------------------------------
                    Cumulative Total                            Average Annual Total Returns
                   Returns (10 years
                   or life of class)

Class of
Shares
--------------- ------------------------- -------------------------------------------------------------------------
--------------- ------------------------- ----------------------- ----------------------- -------------------------
                                                                          5-Year                  10-Year
                                                  1-Year            (or life of class)       (or life of class)
--------------- ------------------------- ----------------------- ----------------------- -------------------------
--------------- ------------ ------------ ----------- ----------- ----------- ----------- ------------ ------------
                   After       Without      After      Without      After      Without       After       Without
                   Sales        Sales       Sales       Sales       Sales       Sales        Sales        Sales
                  Charge       Charge       Charge      Charge      Charge      Charge      Charge       Charge
--------------- ------------ ------------ ----------- ----------- ----------- ----------- ------------ ------------
--------------- ------------ ------------ ----------- ----------- ----------- ----------- ------------ ------------
Class A1          74.52%       83.23%       2.90%       8.03%       4.15%       5.17%        5.73%        6.24%
--------------- ------------ ------------ ----------- ----------- ----------- ----------- ------------ ------------
--------------- ------------ ------------ ----------- ----------- ----------- ----------- ------------ ------------
Class B2          45.03%       45.03%       2.23%       7.23%       4.02%       4.36%        4.54%        4.54%
--------------- ------------ ------------ ----------- ----------- ----------- ----------- ------------ ------------
--------------- ------------ ------------ ----------- ----------- ----------- ----------- ------------ ------------
Class C3          31.24%       31.24%       6.23%       7.23%       4.35%       4.35%        4.70%        4.70%
--------------- ------------ ------------ ----------- ----------- ----------- ----------- ------------ ------------
   1. Inception of Class A: 10/27/76
   2. Inception of Class B: 3/16/93.
   3. Inception of Class C: 8/29/95

Other Performance  Comparisons.  The Fund compares its performance annually to that of an appropriate broadly based market index in its
Annual Report to shareholders.  You can obtain that information by contacting the Transfer Agent at the addresses or telephone  numbers shown  on the  cover  of this  Statement  of  Additional  Information.  The Fund may  also  compare  its  performance  to that of other investments,  including  other mutual funds,  or use rankings of its  performance by independent  ranking  entities.  Examples of these performance comparisons are set forth below.

       |_| Lipper  Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper,
Inc.  ("Lipper").  Lipper is a  widely-recognized  independent  mutual fund  monitoring  service.  Lipper  monitors the  performance of regulated  investment  companies,  including the Fund, and ranks their performance for various periods based on categories  relating to investment  objectives.  The  performance  of the Fund is ranked by Lipper against all other general  municipal bond funds.  The Lipper performance  rankings are based on total returns that include the reinvestment of capital gain  distributions  and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"  indices of the  performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

       |_|  Morningstar  Rankings.  From time to time the Fund may  publish the ranking  and/or star rating of the  performance  of its classes of shares by  Morningstar,  Inc.,  an  independent  mutual fund  monitoring  service.  Morningstar  ranks mutual funds in broad investment  categories:  domestic stock funds,  international  stock funds,  taxable bond funds and municipal  bond funds.  The Fund is ranked among municipal bond funds.

       Morningstar  proprietary star ratings reflect historical  risk-adjusted  total investment  return.  Investment return measures a fund's (or class's) one,  three,  five and ten-year  average annual total returns  (depending on the inception of the fund or class) in excess of 90-day U.S.  Treasury  bill returns  after  considering  the fund's sales  charges and  expenses.  Risk measures a fund's (or class's)  performance  below  90-day U.S.  Treasury  bill  returns.  Risk and  investment  return are  combined to produce star ratings reflecting  performance  relative to the other funds in a fund's category.  Five stars is the "highest"  ranking (top 10% of funds in a category),  four stars is "above average" (next 22.5%),  three stars is "average" (next 35%), two stars is "below average" (next 22.5%)
and one star is "lowest"  (bottom 10%). The current star rating is the fund's (or class's)  overall rating,  which is the fund's 3-year rating or its combined 3- and 5-year rating  (weighted  60%/40%  respectively),  or its combined 3-, 5-, and 10-year  rating  (weighted
40%/30%/30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

       The Fund may also compare its total return ranking to that of other funds in its Morningstar  category.  In addition to its star ratings.  Those total return rankings are percentage  from one percent to one hundred  percent and are not risk adjusted.  For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

       |_|  Performance  Rankings and  Comparisons  by Other Entities and  Publications.  From time to time the Fund may include in its advertisements  and sales literature  performance  information about the Fund cited in newspapers and other periodicals such as The New
York Times,  The Wall Street Journal,  Barron's,  or similar  publications.  That information may include  performance  quotations from other sources,  including Lipper and  Morningstar.  The performance of the Fund's Class A, Class B or Class C shares may be compared in publications  to the  performance  of  various  market  indices or other  investments,  and  averages,  performance  rankings  or other benchmarks prepared by recognized mutual fund statistical services.

       Investors  may also wish to compare  the Fund's  Class A, Class B or Class C returns to the return on  fixed-income  investments available from banks and thrift institutions.  Those include  certificates of deposit,  ordinary  interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits,  and various other  instruments  such as Treasury  bills.  However,  the
Fund's  returns and share price are not  guaranteed  or insured by the FDIC or any other agency and will  fluctuate  daily,  while bank depository  obligations  may be insured by the FDIC and may  provide  fixed  rates of return.  Repayment  of  principal  and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

       From time to time,  the Fund may publish  rankings or ratings of the Manager or Transfer  Agent,  and of the  investor  services provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the Oppenheimer funds themselves.  Those ratings or rankings  of  shareholder  and  investor  services by third  parties  may  include  comparisons  of their  services to those provided by other mutual fund families  selected by the rating or ranking  services.  They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From  time to time the Fund may  include  in its  advertisements  and  sales  literature  the total  return  performance  of a hypothetical  investment  account that includes shares of the fund and other Oppenheimer  funds. The combined account may be part of an illustration of an asset  allocation model or similar  presentation.  The account  performance may combine total return  performance of the fund and the total return  performance of other  Oppenheimer  funds included in the account.  Additionally,  from time to time, the
Fund's  advertisements  and sales  literature  may  include,  for  illustrative  or  comparative  purposes,  statistical  data or other information about general or specific market and economic conditions. That may include, for example,
o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

       Additional  information  is presented  below about the methods  that can be used to buy shares of the Fund.  Appendix C contains more information about the special sales charge  arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each  purchase  must be at least $25.  Shares will be purchased on the regular  business day the  Distributor  is  instructed  to initiate the Automated  Clearing  House ("ACH")  transfer to buy the shares.
Dividends  will begin to accrue on shares  purchased  with the proceeds of ACH transfers on the business day the Fund received  Federal
Funds for the purchase  through the ACH system before the close of The New York Stock  Exchange.  The Exchange  normally closes at 4:00
P.M.,  but may close earlier on certain days. If Federal Funds are received on a business day after the close the Exchange,  the shares will be purchased  and  dividends  will begin to accrue on the next regular  business  day. The proceeds of ACH  transfers are normally received by the Fund three (3) days after the  transfers  are  initiated.  The  Distributor  and the Fund are not  responsible  for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of
Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor, dealers and brokers  making such sales.  No sales  charge is imposed in certain  other  circumstances  described  in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

       |X| Right of  Accumulation.  To qualify for the lower sales charge rates that apply to larger  purchases of Class A shares,  you and your spouse can add together:
       |_| Class A and Class B shares you purchase for your individual  accounts  (including IRAs and 403(b) plans),  or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
       |_| Current  purchases  of Class A and Class B shares of the Fund and other  Oppenheimer  funds to reduce the sales  charge rate that applies to current purchases of Class A shares, and
       |_| Class A and Class B shares of  Oppenheimer  funds you  previously  purchased  subject to an initial or  contingent  deferred sales charge to reduce the sales  charge rate for current  purchases  of Class A shares,  provided  that you still hold your investment in one of the Oppenheimer funds.
       A fiduciary can count all shares  purchased  for a trust,  estate or other  fiduciary  account  (including  one or more employee benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current offering price, of the shares you  previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

       |X| The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor  acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                        Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                        Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                        Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                        Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                              Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                             Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                         Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                      Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                          Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                      Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                   Oppenheimer Rochester National Municipals
Oppenheimer Emerging Growth Fund                             Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund                       Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund                                  Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                      Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                      Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                  Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                 Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                      Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                  Oppenheimer U.S. Government Trust
Oppenheimer Intermediate Municipal Fund                      Oppenheimer Value Fund
Oppenheimer International Bond Fund                          Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund                        Rochester Fund Municipals
Oppenheimer International Small Company Fund                 OSM1 - Gartmore Millennium Growth Fund II
Oppenheimer Limited-Term Government Fund                     OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income Fund             OSM1 - Mercury Advisors S&P 500 Index Fund
Oppenheimer Main Street Opportunity Fund                     OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                       OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                                      OSM1 - Salomon Brothers Capital Fund
Oppenheimer Multiple Strategies Fund

And the following money market funds:

         Centennial America Fund, L. P.                               Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust                       Centennial Tax Exempt Trust
         Centennial Government Trust                                  Oppenheimer Cash Reserves
         Centennial Money Market Trust                                Oppenheimer Money Market Fund, Inc.

1"OSM" stands for Oppenheimer Select Managers

       There is an initial  sales  charge on the  purchase of Class A shares of each of the  Oppenheimer  funds except the money market funds. Under certain circumstances described in this Statement of Additional  Information,  redemption proceeds of certain money market fund shares may be  subject to a contingent deferred sales charge.

Letters  of  Intent.  Under a Letter  of  Intent,  if you  purchase  Class A shares or Class A and Class B shares of the Fund and other
Oppenheimer  funds during a 13-month  period,  you can reduce the sales  charge rate that applies to your  purchases of Class A shares.
The total amount of your  intended  purchases of both Class A and Class B shares will  determine  the reduced sales charge rate for the
Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

       A Letter of Intent is an  investor's  statement in writing to the  Distributor  of the  intention to purchase  Class A shares or
Class A and Class B shares of the Fund (and other Oppenheimer  funds) during a 13-month period (the "Letter of Intent period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds, will equal or exceed the amount  specified in the Letter.  Purchases  made by  reinvestment  of dividends or  distributions  of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

       A Letter  enables an investor  to count the Class A and Class B shares  purchased  under the Letter to obtain the reduced  sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of  Accumulation to current  purchases  of Class A shares.  Each  purchase  of Class A shares  under the Letter will be made at the public  offering  price
(including  the sales charge) that applies to a single  lump-sum  purchase of shares in the amount  intended to be purchased  under the
Letter.

       In submitting a Letter,  the investor makes no commitment to purchase  shares.  However,  if the investor's  purchases of shares within the Letter of Intent period,  when added to the value (at offering  price) of the investor's  holdings of shares on the last day of that period, do not equal or exceed the intended  purchase amount,  the investor agrees to pay the additional amount of sales charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"  below (those terms may be amended by the  Distributor from time to time).  The investor  agrees that shares equal in value to 5% of the  intended  purchase  amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.  Also,  the  investor  agrees to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the Application used for a Letter of Intent.  If those terms are amended,  as they may be from time to time by the Fund, the investor  agrees to be bounded by the amended terms and that those  amendments  will apply  automatically to existing Letters of Intent.

       If the total  eligible  purchases made during the Letter of Intent period do not equal or exceed the intended  purchase  amount, the  commissions  previously  paid to the dealer of record for the account and the amount of sales charge  retained by the  Distributor will be adjusted to the rates  applicable to actual total  purchases.  If total eligible  purchases  during the Letter of Intent period exceed the intended  purchase  amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the
Prospectus,  the sales  charges  paid will be  adjusted  to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the  Distributor the excess of the amount of commissions  allowed or paid to the dealer over the amount of commissions  that apply to the actual  amount of  purchases.  The excess  commissions  returned to the  Distributor  will be used to purchase  additional shares  for the  investor's  account  at the net asset  value per share in  effect  on the date of such  purchase,  promptly  after the
Distributor's receipt thereof.

       In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the termination of the Letter of Intent  period will be  deducted.  It is the  responsibility  of the dealer of record  and/or the  investor to advise the
Distributor  about the  Letter in placing  any  purchase  orders for the  investor  during  the  Letter of Intent  period.  All of such purchases must be made through the Distributor.

       |_| Terms of Escrow That Apply to Letters of Intent.

       1.  Out of the initial  purchase (or subsequent  purchases if necessary) made pursuant to a Letter,  shares of the Fund equal in value up to 5% of the intended  purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example,  if the intended  purchase  amount is $50,000,  the escrow shall be shares valued in the amount of $2,500  (computed at the public offering price adjusted for a $50,000  purchase).  Any dividends and capital gains  distributions on the escrowed shares will be credited to the investor's account.

       2.  If the total minimum investment  specified under the Letter is completed within the thirteen-month  Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3.  If, at the end of the  thirteen-month  Letter of Intent period the total purchases  pursuant to the Letter are less than the intended  purchase  amount  specified  in the Letter,  the investor  must remit to the  Distributor  an amount equal to the  difference between  the dollar  amount of sales  charges  actually  paid and the amount of sales  charges  which would have been paid if the total amount  purchased  had been made at a single  time.  That  sales  charge  adjustment  will apply to any  shares  redeemed  prior to the completion of the Letter.  If the  difference in sales charges is not paid within twenty days after a request from the  Distributor  or the dealer,  the Distributor  will,  within sixty days of the expiration of the Letter,  redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.
If a request is received to redeem  escrowed  shares prior to the payment of such  additional  sales  charge,  the sales charge will be withheld from the redemption proceeds.

       4.  By signing the Letter,  the  investor  irrevocably  constitutes  and  appoints the  Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

       5.  The shares  eligible for purchase  under the Letter (or the holding of which may be counted  toward  completion of a Letter)
include:

(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares  acquired by exchange of either (1) Class A shares of one of the other  Oppenheimer  funds that were acquired  subject to a Class A initial or contingent  deferred  sales charge or (2) Class B shares of one of the other
                 Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

       6.Shares  held in escrow  hereunder  will  automatically  be  exchanged  for  shares of  another  fund to which an  exchange  is requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset Builder Plan payments from bank accounts are subject to the redemption  restrictions  for recent purchases  described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset  Builder  Plans may not be used to buy shares for  OppenheimerFunds-employer-sponsored  qualified retirement  accounts.  Asset Builder Plans also enable  shareholders of Oppenheimer  Cash Reserves to use their account in that fund to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

       If you make payments from your bank to purchase shares of the Fund, your bank account will be debited  automatically.  Normally, the debit will be made two business days prior to the investment dates you selected on your Application.  Neither the Distributor,  the
Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

       Before you establish Asset Builder payments,  you should obtain a prospectus of the selected fund(s) from your financial advisor
(or the  Distributor)  and request an application  from the  Distributor.  Complete the  application  and return it. You may change the amount of your Asset Builder payment or your can terminate  these  automatic  investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable  period  (approximately  10 days) after receipt of your  instructions  to implement  them. The
Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation  of  Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is returned to the Fund unpaid)  causes a loss to be incurred  when the net asset value of the Fund's shares on the  cancellation  date is less than on the  purchase  date.  That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is  responsible  for that loss. If the investor fails to compensate the Fund for the loss,  the  Distributor  will do so. The Fund may reimburse the  Distributor  for that amount by redeeming  shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each  class has  different  shareholder  privileges  and  features.  The net income  attributable  to Class B or Class C shares and the dividends  payable on Class B or Class C shares will be reduced by  incremental  expenses  borne solely by that class.  Those  expenses include the asset-based sales charges to which Class B and Class C are subject.

       The  availability  of three  classes of shares  permits an  investor  to choose the  method of  purchasing  shares  that is more appropriate for the investor.  That may depend on the amount of the purchase,  the length of time the investor  expects to hold shares, and other  relevant  circumstances.  Class A shares in general are sold subject to an initial sales  charge.  While Class B and Class C shares have no initial  sales  charge,  the purpose of the deferred  sales charge and  asset-based  sales charge on Class B and Class C shares is the same as that of the initial  sales charge on Class A shares - to  compensate  the  Distributor  and brokers,  dealers and financial  institutions  that sell shares of the Fund. A salesperson  who is entitled to receive  compensation  for selling Fund shares may receive different levels of compensation for selling to one class of shares than another.

       The  Distributor  will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class
C shares on behalf of a single investor (not including  dealer "street name" or omnibus  accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

       |_| Class B Conversion.  Under current  interpretations  of applicable  federal income tax law by the Internal  Revenue Service, the  conversion  of Class B shares to Class A shares after six years is not treated as a taxable  event for the  shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event,  no further  conversions  of Class B shares would occur while that  suspension  remained in effect.  Although  Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes,  without the  imposition of a sales charge or fee, such exchange  could  constitute a taxable event for the holder,  and absent such  exchange,  Class B shares might  continue to be subject to the asset-based sales charge for longer than six years.

       |_| Allocation of Expenses.  The Fund pays expenses  related to its daily  operations,  such as custodian fees,  trustees' fees, transfer  agency fees,  legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by shareholders.  However,  those  expenses  reduce the net asset value of shares,  and therefore  are  indirectly  borne by  shareholders through their investment.

       The  methodology for calculating the net asset value,  dividends and  distributions  of the Fund's share classes  recognizes two types of expenses.  General  expenses  that do not pertain  specifically  to any one class are  allocated pro rata to the shares of all classes.  The allocation is based on the  percentage of the Fund's total assets that is  represented  by the assets of each class,  and then equally to each outstanding  share within a given class.  Such general expenses include  management fees,  legal,  bookkeeping and audit fees, printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional Information and other materials for current shareholders,  fees to unaffiliated Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

       Other expenses that are directly  attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution and service plan (12b-1) fees,  transfer and shareholder  servicing agent fees and expenses,  share  registration  fees and shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are  determined as of the close of business of The New York Stock  Exchange on each day that the  Exchange is open.  It is done by dividing  the value of the
Fund's net assets  attributable to that class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example,  in case of weather  emergencies or on days falling before a  holiday).  The  Exchange's  most recent  annual  announcement  (which is subject to change)  states that it will close on New
Year's Day, Martin Luther King, Jr. Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence  Day, Labor Day,  Thanksgiving Day
and Christmas Day. It may also close on other days.

       Dealers  other than  Exchange  members may  conduct  trading in  municipal  securities  on days on which the  Exchange is closed
(including  weekends and U.S.  holidays) or after 4:00 P.M. on a regular  business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be  significantly  affected on such days when  shareholders may not purchase or redeem shares.

       |X| Securities  Valuation.  The Fund's Board of Trustees has established  procedures for the valuation of the Fund's securities.
In general those procedures are as follows:

       |_| Long-term debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid"
           and "asked" prices  determined by a portfolio  pricing  service  approved by the Fund's Board of Trustees or obtained by the
           Manager from two active market makers in the security on the basis of reasonable inquiry.
       |_| The  following  securities  are valued at the mean  between the "bid" and "asked"  prices  determined  by a pricing  service approved by the Fund's  Board of Trustees or obtained by the Manager  from two active  market  makers in the security on the basis of reasonable inquiry:
           (1)   debt instruments that have a maturity of more than 397 days when issued,
           (2)   debt  instruments  that had a maturity of 397 days or less when  issued and have a remaining  maturity of more than 60 days, and
           (3)   non-money  market  debt  instruments  that had a maturity  of 397 days or less when  issued and which have a remaining maturity of 60 days or less.
       |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
           (1)   money  market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
           (2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
       |_| Securities  not  having  readily-available  market  quotations  are  valued  at fair  value  determined  under  the  Board's procedures.

       If the Manager is unable to locate two market  makers  willing to give quotes,  a security may be priced at the mean between the
"bid" and "asked"  prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

       In the case of  municipal  securities,  when last sale  information  is not  generally  available,  the  Manager may use pricing services approved by the Board of Trustees.  The pricing service may use "matrix" comparisons to the prices for comparable  instruments on the basis of quality,  yield,  maturity.  Other special factors may be involved (such as the tax-exempt  status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services.  That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.
       Puts, calls,  interest rate futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ,  as applicable,  as determined by a pricing service  approved by the Board of Trustees or by the
Manager.  If there were no sales that day,  they shall be valued at the last sale price on the  preceding  trading  day if it is within the spread of the closing  "bid" and "asked"  prices on the principal  exchange or on NASDAQ on the  valuation  date. If not, the value shall be the closing bid price on the principal  exchange or on NASDAQ on the valuation  date. If the put, call or future is not traded on an exchange or on NASDAQ,  it shall be valued by the mean between "bid" and "asked"  prices  obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

       When the Fund writes an option,  an amount  equal to the premium  received  is  included in the Fund's  Statement  of Assets and
Liabilities as an asset. An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current market value of the option.  In determining  the Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.  If a call or put written by the Fund expires,  the Fund has a gain in the amount of the  premium.  If the Fund enters  into a closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium  received  was more or less than the cost of the closing  transaction.  If the Fund  exercises a put it holds,  the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

       The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to the Fund's bank for clearance,  the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the  shareholder's  account to cover the amount of the check. This enables the shareholder to continue to receive  dividends on those shares  until the check is  presented to the Fund.  Checks may not be presented  for payment at the offices of the bank listed on the check or at the Fund's  custodian  bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering  checkwriting  privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

       In choosing to take advantage of the checkwriting  privilege by signing the Account  Application or by completing a checkwriting card, each individual who signs:

(1)      for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)      for  accounts  for  corporations,  partnerships,  trusts and other  entities,  represents  that they are an  officer,  general partner,  trustee  or other  fiduciary  or agent,  as  applicable,  duly  authorized  to act on behalf of such  registered owner(s);
(3)      authorizes the Fund,  its Transfer  Agent and any bank through which the Fund's drafts  (checks) are payable to pay all checks drawn on the Fund  account  of such  person(s)  and to redeem a  sufficient  amount of shares  from that  account to cover payment of each check;
(4)      specifically  acknowledges  that if they choose to permit checks to be honored if there is a single  signature on checks drawn against joint accounts,  or accounts for corporations,  partnerships,  trusts or other entities,  the signature of any one signatory on a check will be sufficient to authorize  payment of that check and redemption from the account,  even if that account  is  registered  in the  names of more  than one  person  or more than one  authorized  signature  appears  on the
             Checkwriting card or the Application, as applicable;
(5)      understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)      acknowledges  and agrees that neither the Fund nor its bank shall incur any liability  for that  amendment or  termination  of checkwriting  privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
       |_|   Class A shares that you  purchased  subject to an initial  sales charge or Class A shares on which a  contingent  deferred sales charge was paid, or
       |_|   Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

       The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other  Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next  computed  after the  Transfer  Agent  receives the  reinvestment  order.  The  shareholder  must ask the Transfer  Agent for that privilege at the time of reinvestment.  This privilege does not apply to Class C shares. The Fund may amend,  suspend or cease offering this reinvestment  privilege at any time as to shares redeemed after the date of such amendment,  suspension or cessation.  Any capital gain that was realized  when the shares were  redeemed is taxable,  and  reinvestment  will not alter any capital  gains tax payable on that gain.  If there has been a capital loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending on the timing and amount of the  reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge  was paid are  reinvested  in shares of the Fund or  another  of the  Oppenheimer  funds  within 90 days of payment of the sales charge,  the  shareholder's  basis in the shares of the Fund that were  redeemed  may not include the amount of the sales  charge paid.
That would reduce the loss or increase the gain recognized from the redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The  Prospectus  states that payment for shares  tendered for  redemption  is  ordinarily  made in cash.  However, under certain  circumstances,  the Board of Trustees of the Fund may determine  that it would be  detrimental  to the best interests of the  remaining  shareholders  of the Fund to make payment of a redemption  order wholly or partly in cash.  In that case,  the Fund may pay the redemption  proceeds in whole or in part by a distribution  "in kind" of liquid  securities  from the portfolio of the Fund, in lieu of cash.

       The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act.  Under that rule, the Fund is obligated to redeem  shares  solely in cash up to the lesser of $250,000  or 1% of the net assets of the Fund  during any 90-day  period for any one shareholder.  If shares are redeemed in kind, the redeeming  shareholder might incur brokerage or other costs in selling the securities for cash.  The Fund will value  securities  used to pay  redemptions in kind using the same method the Fund uses to value its portfolio securities  described  above under  "Determination  of Net Asset  Values Per  Share."  That  valuation  will be made as of the time the redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees  has the right to cause the  involuntary  redemption  of the shares held in any account if the  aggregate  net asset value of those  shares is less than $200 or such lesser  amount as the Board may fix. The Board of
Trustees will not cause the  involuntary  redemption of shares in an account if the aggregate net asset value of such shares has fallen below  the  stated  minimum  solely as a result  of  market  fluctuations.  If the  Board  exercises  this  right,  it may also fix the requirements  for any notice to be given to the  shareholders  in question  (not less than 30 days).  The Board may  alternatively  set requirements  for the  shareholder  to increase  the  investment,  or set other terms and  conditions  so that the shares  would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers  the payment of sales  charges.
Therefore,  shares are not subject to the payment of a  contingent  deferred  sales  charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute  assignment,  gift or bequest,  as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are transferred,  the transferred  shares will remain subject to the contingent  deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

       If less than all shares held in an account  are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of transfer,  the priorities  described in the Prospectus  under "How to Buy
Shares" for the  imposition of the Class B or Class C contingent  deferred  sales charge will be followed in  determining  the order in which shares are transferred.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The Distributor is the Fund's agent to repurchase its shares from authorized  dealers or brokers on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However,  if the  Distributor  receives a repurchase  order from a dealer or broker after the close of
The New York Stock  Exchange on a regular  business  day, it will be  processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00 P.M., but may do so earlier on some days.  Additionally,  the order must have been transmitted to and received by the Distributor  prior to its close of business that day (normally 5:00 P.M.).

       Ordinarily,  for accounts  redeemed by a  broker-dealer  under this  procedure,  payment will be made within three business days after the  shares  have been  redeemed  upon the  Distributor's  receipt of the  required  redemption  documents  in proper  form.  The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and Exchange  Plans.  Investors  owning  shares of the Fund valued at $5,000 or more can  authorize the Transfer
Agent to redeem shares (having a value of at least $50)  automatically  on a monthly,  quarterly,  semi-annual or annual basis under an
Automatic  Withdrawal  Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the  payment.  Automatic  withdrawals  of up to $1,500 per month may be  requested  by  telephone  if payments  are to be made by check payable to all  shareholders  of record.  Payments  must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum  distributions from  OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

       Payments are normally made by check, but  shareholders  having  AccountLink  privileges (see "How To Buy Shares") may arrange to
have  Automatic   Withdrawal  Plan  payments   transferred  to  the  bank  account   designated  on  the  Account   Application  or  by
signature-guaranteed  instructions sent to the Transfer Agent.  Shares are normally  redeemed pursuant to an Automatic  Withdrawal Plan three business days before the payment  transmittal date you select in the Account  Application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

       The Fund  cannot  guarantee  receipt  of a payment  on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share  purchases, shareholders  should not make regular additional Class A share purchases while  participating in an Automatic  Withdrawal Plan. Class B and Class C shareholders should not establish  withdrawal plans,  because of the potential  imposition of the contingent deferred sales charge on such withdrawals  (except where the Class B or Class C contingent  deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

         By requesting an Automatic  Withdrawal or Exchange Plan,  the  shareholder  agrees to the terms and  conditions  that apply to such plans, as stated below.  These provisions may be amended from time to time by the Fund and/or the Distributor.  When adopted,  any amendments will automatically apply to existing Plans.

       |X| Automatic  Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a  pre-determined  amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25.  Instructions  should be provided on the  OppenheimerFunds  Application or  signature-guaranteed  instructions.  Exchanges made under these plans are subject to the  restrictions  that apply to exchanges as set forth in "How to Exchange  Shares" in the  Prospectus  and below in this Statement of
Additional Information.

       |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal  payments.  Shares acquired without a sales charge will be redeemed  first.  Shares  acquired with reinvested  dividends and capital gains  distributions  will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal  payments.  Depending upon the amount withdrawn,  the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

       The Transfer Agent will administer the investor's  Automatic  Withdrawal Plan as agent for the shareholder(s) (the "Planholder")
who executed the Plan  authorization  and application  submitted to the Transfer  Agent.  Neither the Fund nor the Transfer Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer  the Plan.
Share  certificates  will not be issued  for shares of the Fund  purchased  for and held under the Plan,  but the  Transfer  Agent will credit all such shares to the account of the  Planholder on the records of the Fund.  Any share  certificates  held by a Planholder may be surrendered  unendorsed to the Transfer Agent with the Plan  application so that the shares  represented by the  certificate  may be held under the Plan.

       For accounts  subject to Automatic  Withdrawal  Plans,  distributions of capital gains must be reinvested in shares of the Fund, which  will be done at net  asset  value  without  a sales  charge.  Dividends  on shares  held in the  account  may be paid in cash or reinvested.

       Shares will be redeemed to make withdrawal  payments at the net asset value per share determined on the redemption date.  Checks or AccountLink  payments  representing the proceeds of Plan  withdrawals will normally be transmitted  three business days prior to the date selected for receipt of the payment,  according to the choice  specified in writing by the  Planholder.  Receipt of payment on the date selected cannot be guaranteed.

       The amount and the interval of  disbursement  payments and the address to which checks are to be mailed or AccountLink  payments are to be sent may be changed at any time by the  Planholder by writing to the Transfer  Agent.  The  Planholder  should allow at least two weeks' time after  mailing  such  notification  for the  requested  change to be put in effect.  The  Planholder  may, at any time, instruct the  Transfer  Agent by written  notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer Agent will redeem  the  number of shares  requested  at the net asset  value  per share in effect  and will mail a check for the  proceeds  to the
Planholder.

       The  Planholder  may  terminate a Plan at any time by writing to the Transfer  Agent.  The Fund may also give  directions to the
Transfer  Agent to terminate a Plan.  The Transfer  Agent will also  terminate a Plan upon its receipt of evidence  satisfactory  to it that the Planholder has died or is legally  incapacitated.  Upon  termination of a Plan by the Transfer Agent or the Fund,  shares that have  not  been  redeemed  will be  held in  uncertificated  form  in the  name of the  Planholder.  The  account  will  continue  as a dividend-reinvestment,  uncertificated  account  unless and until proper  instructions  are received  from the  Planholder,  his or her executor or guardian, or another authorized person.

       To use shares held under the Plan as collateral for a debt,  the  Planholder may request  issuance of a portion of the shares in certificated  form.  Upon written  request from the  Planholder,  the Transfer  Agent will  determine  the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However,  should such uncertificated  shares become exhausted,
Plan withdrawals will terminate.

       If the  Transfer  Agent  ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have  appointed  any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

       As stated in the  Prospectus,  shares of a  particular  class of  Oppenheimer  funds having more than one class of shares may be exchanged only for shares of the same class of other  Oppenheimer  funds.  Shares of Oppenheimer funds that have a single class without a class  designation  are deemed  "Class A" shares for this  purpose.  You can obtain a current  list  showing  which funds offer which classes by calling the Distributor at 1-800-525-7048.

       o   All of the  Oppenheimer  funds  currently  offer  Class  A, B and C shares  except  Oppenheimer  Money  Market  Fund,  Inc.,
           Centennial Money Market Trust,  Centennial Tax Exempt Trust,  Centennial  Government  Trust,  Centennial New York Tax Exempt
           Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
       o   Class B, Class C, and Class N shares of  Oppenheimer  Cash Reserves are generally  available  only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
       o   Only certain  Oppenheimer  funds  currently offer Class Y shares.  Class Y shares of Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.
o        Only certain  Oppenheimer  funds  currently offer Class N shares,  which are only offered to retirement  plans as described in the Prospectus, Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
       o   Class M shares of Oppenheimer  Convertible  Securities  Fund may be exchanged  only for Class A shares of other  Oppenheimer funds.  They may not be acquired by exchange of shares of any class of any other  Oppenheimer funds except Class A shares of
           Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
         o Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are not  available  by exchange of shares of  Oppenheimer  Money
           Market Fund or Class A shares of  Oppenheimer  Cash  Reserves.  If any Class A shares of another  Oppenheimer  fund that are exchanged for Class A shares of Oppenheimer  Senior Floating Rate Fund are subject to the Class A contingent  deferred sales charge of the other  Oppenheimer  fund at the time of  exchange,  the holding  period for that Class A  contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange.  The
           Class A shares of  Oppenheimer  Senior  Floating  Rate Fund  acquired in that  exchange will be subject to the Class A Early
           Withdrawal  Charge of Oppenheimer  Senior  Floating Rate Fund if they are  repurchased  before the expiration of the holding period.
       o   Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other  Oppenheimer  funds and no exchanges may be made to Class X shares.
       o   Shares of Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of Oppenheimer  Money Market Fund,  Inc.,
           Oppenheimer Cash Reserves or Oppenheimer  Limited-Term  Government Fund. Only  participants in certain  retirement plans may purchase  shares of  Oppenheimer  Capital  Preservation  Fund,  and only those  participants  may  exchange  shares of other
           Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o        Class  A,  Class B,  Class C and  Class Y  shares  of  Oppenheimer  Select  Managers  Mercury  Advisors  S & P Index  Fund and
           Oppenheimer  Select  Managers QM Active  Balanced Fund are only available by exchange from the same class of shares of other
           Oppenheimer funds held by retirement plans.

       Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money  market fund  offered by the
Distributor.  Shares of any money  market fund  purchased  without a sales  charge may be  exchanged  for shares of  Oppenheimer  funds offered with a sales charge upon payment of the sales charge.  They may also be used to purchase  shares of  Oppenheimer  funds subject to a contingent deferred sales charge.

       Shares of Oppenheimer  Money Market Fund,  Inc.  purchased  with the redemption  proceeds of shares of other mutual funds (other than funds  managed by the  Manager or its  subsidiaries)  redeemed  within the 30 days  prior to that  purchase  may  subsequently  be exchanged for shares of other  Oppenheimer  funds without being subject to an initial or contingent  deferred sales charge.  To qualify for that  privilege,  the investor or the investor's  dealer must notify the  Distributor of eligibility for this privilege at the time the shares of  Oppenheimer  Money Market  Fund,  Inc. are  purchased.  If  requested,  they must supply  proof of  entitlement  to this privilege.

       Shares of the Fund acquired by reinvestment of dividends or distributions  from any of the other  Oppenheimer  funds or from any unit investment trust for which  reinvestment  arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

       The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

       |_| How Exchanges  Affect  Contingent  Deferred  Sales Charges.  No contingent  deferred sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred sales charge.  However,  when Class A shares  acquired by exchange of
Class A shares of other  Oppenheimer  funds  purchased  subject to a Class A contingent  deferred  sales charge are redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the  exchanged  Class A shares,  the Class A  contingent  deferred sales charge is imposed on the redeemed shares.  The Class B contingent  deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares.  The Class C contingent  deferred sales  charge is imposed on Class C shares  acquired by exchange if they are redeemed  within 12 months of the initial  purchase of the exchanged Class C shares.

       When Class B or Class C shares are  redeemed  to effect an  exchange,  the  priorities  described  in "How To Buy Shares" in the
Prospectus  for the  imposition  of the Class B or the Class C contingent  deferred  sales charge will be followed in  determining  the order in which the shares are exchanged.  Before exchanging shares,  shareholders  should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

       |_| Limits on Multiple Exchange Orders.  The Fund reserves the right to reject telephone or written exchange requests  submitted in bulk by anyone on behalf of more than one  account.  The Fund may accept  requests  for  exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

       |_| Telephone  Exchange Requests.  When exchanging shares by telephone,  a shareholder must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the investors  must obtain a Prospectus of that fund before the exchange  request may be submitted.  If all telephone lines are busy (which might occur,  for example,  during periods of substantial  market  fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

       |_| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an  exchange  request in proper  form (the  "Redemption  Date").  Normally,  shares of the fund to be  acquired  are  purchased  on the
Redemption  Date,  but such  purchases  may be  delayed  by either  fund up to five  business  days if it  determines  that it would be disadvantaged  by an immediate  transfer of the redemption  proceeds.  The Fund reserves the right,  in its  discretion,  to refuse any exchange request that may disadvantage it. For example,  if the receipt of multiple  exchange  requests from a dealer might require the disposition  of  portfolio  securities  at a time or at a price  that  might be  disadvantageous  to the Fund,  the Fund may refuse the request.  When you exchange some or all of your shares from one fund to another,  any special  account feature such as an Asset Builder
Plan or  Automatic  Withdrawal  Plan,  will be  switched  to the new fund  account  unless  you tell the  Transfer  Agent not to do so.
However,  special redemption and exchange features such as Automatic  Exchange Plans and Automatic  Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

       In connection with any exchange  request,  the number of shares  exchanged may be less than the number requested if the exchange or the number  requested  would  include  shares  subject to a  restriction  cited in the  Prospectus  or this  Statement of Additional
Information,  or would include shares covered by a share  certificate that is not tendered with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

       The different Oppenheimer funds available for exchange have different investment  objectives,  policies and risks. A shareholder should  assure that the fund  selected is  appropriate  for his or her  investment  and should be aware of the tax  consequences  of an exchange.  For federal income tax purposes,  an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above,  discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions.  The Transfer Agent acts as dividend-paying  agent for the Fund.  Dividends will be payable on shares held of record at the time of the previous  determination  of net asset  value,  or as  otherwise  described  in "How to Buy Shares."  Daily dividends will not be declared or paid on newly  purchased  shares until such time as Federal Funds (funds  credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares.  Normally,  purchase checks received from investors are converted to Federal Funds on the next business day. Shares  purchased  through dealers or brokers  normally are paid for by the third business day following the placement of the purchase order.

       Shares  redeemed  through the regular  redemption  procedure will be paid  dividends  through and including the day on which the redemption  request is received by the Transfer Agent in proper form.  Dividends will be declared on shares  repurchased by a dealer or broker for three business days  following the trade date (that is, up to and including the day prior to settlement of the  repurchase).
If all shares in an account are redeemed,  all dividends  accrued on shares of the same class in the account will be paid together with the redemption proceeds.

       The Fund's  practice of attempting to pay  dividends on Class A shares at a constant  level  requires the Manager to monitor the
Fund's  portfolio and, if necessary,  to select  higher-yielding  securities when it is deemed  appropriate to seek income at the level needed to meet the  target.  Those  securities  must be within the  Fund's  investment  parameters,  however.  The Fund  expects to pay dividends  at a targeted  level from its net  investment  income and other  distributable  income  without  any impact on the net asset values per share.

       Dividends,  distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer  Agent,  to enable the investor to earn a return on otherwise idle funds.  Unclaimed  accounts  may be  subject  to state  escheatment  laws,  and the Fund and the  Transfer  Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

       The  amount  of a  distribution  paid on a class of  shares  may vary from time to time  depending  on  market  conditions,  the composition of the Fund's  portfolio,  and expenses borne by the Fund or borne  separately by a class.  Dividends are calculated in the same  manner,  at the same time and on the same day for  shares of each  class.  However,  dividends  on Class B and Class C shares are expected to be lower than dividends on Class A shares.  That is due to the effect of the asset-based  sales charge on Class B and Class
C shares.  Those  dividends will also differ in amount as a consequence of any difference in net asset value among Class A, Class B and
Class C shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.  The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the  Prospectus  and this Statement of Additional  Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional  Information.  Those laws and regulations  may be changed by legislative,  judicial, or administrative  action,  sometimes with retroactive  effect.  State and local tax treatment of ordinary income dividends and capital gain dividends from  regulated  investment  companies may differ from the treatment  under the Internal  Revenue Code described  below.
Potential  purchasers  of  shares  of the Fund are urged to  consult  their  tax  advisers  with  specific  reference  to their own tax circumstances as well as the consequences of  federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income
(in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year.
The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

              |X| Excise Tax on Regulated  Investment  Companies.  Under the Internal  Revenue Code, by December 31 each year, the Fund must  distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital gains  realized in the period from  November 1 of the prior year through  October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not  distributed.  It is presently  anticipated  that the Fund will meet those  requirements.  To meet this  requirement,  in certain  circumstances  the Fund  might be  required  to  liquidate  portfolio  investments  to make  sufficient distributions to avoid excise tax liability.  However,  the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of  shareholders  for the Fund not to make such  distributions  at the required levels and to pay the excise tax on the  undistributed  amounts.  That would  reduce the amount of income or capital  gains  available  for  distribution  to shareholders.

         |X|  Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain. It does not matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

              Distributions  by the Fund will be treated in the manner  described  above  regardless of whether the  distributions  are paid in cash or reinvested in additional  shares of the Fund (or of another fund).  Shareholders  receiving a distribution  in the form of additional  shares will be treated as receiving a distribution  in an amount equal to the fair market value of the shares  received, determined as of the reinvestment date.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct, certified taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

         |X|  Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will
                                                                                             -
recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.
However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         |X|  Foreign Shareholders.  Taxation of a shareholder who under United States law is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership depends on whether the shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax. The rate of the tax depends on a number of factors. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign non-corporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Dividend  Reinvestment  in  Another  Fund.  Shareholders  of the  Fund  may  elect to  reinvest  all  dividends  and/or  capital  gains distributions in shares of the same class of any of the other  Oppenheimer  funds listed above.  Reinvestment will be made at net asset value  without  sales  charge.  To elect this  option,  the  shareholder  must  notify the  Transfer  Agent in writing and must have an existing account in the fund selected for  reinvestment.  Otherwise the shareholder must first obtain a prospectus for that fund and an application  from the Transfer Agent to establish an account.  The  investment  will be made at the net asset value per share in effect at the close of business on the payable  date of the  dividend or  distribution.  Dividends  and/or  distributions  from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Transfer Agent.         OppenheimerFunds  Services,  the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining  the Fund's  shareholder  registry and  shareholder  accounting  records,  and for paying  dividends and  distributions  to shareholders.  It also handles shareholder  servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder  servicing Agent for the other Oppenheimer  funds.  Shareholders  should send direct inquiries about their accounts to the Transfer Agent at the address and toll free numbers shown on the back cover.

The  Custodian.  Citibank,  N.A. is the Custodian of the Fund's assets.  The  Custodian's  responsibilities  include  safeguarding  and controlling  the Fund's  portfolio  securities  and  handling  the  delivery of such  securities  to and from the Fund.  It will be the practice of the Fund to deal with the Custodian in a manner  uninfluenced by any banking  relationship  the Custodian may have with the
Manager and its  affiliates.  The Fund's cash balances  with the  Custodian in excess of $100,000 are not protected by Federal  Deposit
Insurance. Those uninsured balances may at times be substantial.

Independent  Auditors.  KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Municipal Bond Fund, including the statement of investments, as of
July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Municipal Bond Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
KPMG LLP

Denver, Colorado
August 21, 2001

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS July 31, 2001
--------------------------------------------------------------------------------

                                                                     Ratings:
                                                                     Moody's/
Market
                                                                    S&P/Fitch            Principal
Value
                                                                  (Unaudited)               Amount         See
Note 1
=======================================================================================================================
Municipal Bonds and Notes--100.1%
-----------------------------------------------------------------------------------------------------------------------

Alaska--1.4%
AK IDV & Export Authority Power RB, Snettisham
Power, Prerefunded, Series 1, AMBAC Insured,
5.50%, 1/1/16                                                     Aaa/AAA/AAA           $   80,000         $
87,658
-----------------------------------------------------------------------------------------------------------------------
AK IDV & Export Authority Power RB, Snettisham
Power, Prerefunded, Series 1, AMBAC Insured,
5.50%, 1/1/17                                                     Aaa/AAA/AAA               90,000
98,616
-----------------------------------------------------------------------------------------------------------------------
AK Northern Tobacco Securitization Corp.
Tobacco Settlement Asset Backed RB, 6.50%, 6/1/31                    Aa3/A/A+            5,000,000
5,258,150
-----------------------------------------------------------------------------------------------------------------------
Anchorage, AK Water RRB, AMBAC Insured,
5.625%, 9/1/13                                                    Aaa/AAA/AAA            1,000,000
1,082,820
-----------------------------------------------------------------------------------------------------------------------
Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/19                                                        Aaa/AAA/AAA            1,000,000
1,091,650
-----------------------------------------------------------------------------------------------------------------------
Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/24                                                        Aaa/AAA/AAA            1,500,000
1,627,995

------------

9,246,889

-----------------------------------------------------------------------------------------------------------------------
Arizona--1.1%
AZ Educational LMC RRB, Series B, 7%, 3/1/05                           Aa2/NR            1,090,000
1,117,348
-----------------------------------------------------------------------------------------------------------------------
Central AZ Irrigation & Drainage District GORB,
Series A, 6%, 6/1/13                                                    NR/NR            1,080,950
1,000,138
-----------------------------------------------------------------------------------------------------------------------
Peoria, AZ IDAU RRB, Sierra Winds Life, Series A,
6.375%, 8/15/29                                                         NR/NR            5,000,000
4,329,400
-----------------------------------------------------------------------------------------------------------------------
University of AZ COP, University Parking & Student
Housing, AMBAC Insured, 5.75%, 6/1/19                             Aaa/AAA/AAA            1,000,000
1,064,370

------------

7,511,256

-----------------------------------------------------------------------------------------------------------------------
California--7.0%
CA Foothill/Eastern Corridor Agency Toll Road RRB,
Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32                    Aaa/AAA/BBB            3,000,000
3,455,640
-----------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road RRB,
5.75%, 1/15/40                                                  Baa3/BBB-/BBB            5,000,000
5,033,050
-----------------------------------------------------------------------------------------------------------------------
CA HFA RB, 10.114%, 2/1/25/1,2/                                         NR/NR            2,380,000
2,540,555
-----------------------------------------------------------------------------------------------------------------------
CA HFA RB, Series C, 6.65%, 8/1/14                                    Aa2/AA-            5,000,000
5,254,800
-----------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai Medical
Center, Inverse Floater, 7.98%, 11/1/15/3/                              A1/NR            1,500,000
1,545,000
-----------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue REF COP, Cedars-Sinai Medical
Center, MBIA Insured, 6.50%, 8/1/12                                   Aaa/AAA            1,000,000
1,160,620
-----------------------------------------------------------------------------------------------------------------------
Industry, CA UDA TXAL REF Bonds, Transportation
District Project No. 3, 6.90%, 11/1/07                                  NR/A-              500,000
526,640
-----------------------------------------------------------------------------------------------------------------------
Perris, CA SFM RB, Escrowed to Maturity, Series A,
8.30%, 6/1/13                                                         Aaa/AAA            7,000,000
9,338,770
-----------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                               Aaa/AAA            6,000,000
7,725,060
-----------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP, 6.37%, 7/1/22/2/             Aaa/AAA            3,000,000
3,409,440

                       12 OPPENHEIMER MUNICIPAL BOND FUND

                                                                     Ratings:
                                                                     Moody's/
Market
                                                                    S&P/Fitch            Principal
Value
                                                                  (Unaudited)               Amount         See
Note 1
-----------------------------------------------------------------------------------------------------------------------

California Continued
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 8.55%, 6/1/19/3/                   Aaa/AAA/AAA          $ 6,000,000        $
6,442,500
-----------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, Series G,
MBIA Insured, 6.50%, 9/1/13                                         Aaa/AAA/A            1,000,000
1,200,880

-------------

47,632,955
-----------------------------------------------------------------------------------------------------------------------
Colorado--2.3%
CO HFA RRB, Single Family Program, Series B-2,
7.10%, 4/1/17                                                          Aa2/AA            1,520,000
1,774,007
-----------------------------------------------------------------------------------------------------------------------
CO HFAU RRB, Unrefunded Balance, 6.625%, 2/1/22                     Baa2/BBB+            5,000,000
5,113,150
-----------------------------------------------------------------------------------------------------------------------
CO Housing FAU SFM RB, Sr. Lien, Series C-2,
6.875%, 11/1/28                                                        Aa2/NR            1,685,000
1,830,078
-----------------------------------------------------------------------------------------------------------------------
CO Resource & Power DA Small Water Resource RB,
Series A, FGIC Insured, 5.80%, 11/1/20                            Aaa/AAA/AAA            1,000,000
1,076,310
-----------------------------------------------------------------------------------------------------------------------
Denver, CO City & Cnty. Airport RB, 8.548%, 11/15/16/1,2/               NR/NR            1,500,000
1,742,475
-----------------------------------------------------------------------------------------------------------------------
Denver, CO City & Cnty. Airport RB, 8.548%, 11/15/18/1,2/               NR/NR            1,000,000
1,147,750
-----------------------------------------------------------------------------------------------------------------------
Douglas & Elbert Cntys., CO SDI No. RE-1, Improvement
GOB, Series A, MBIA Insured, 8%, 12/15/09                             Aaa/AAA            1,000,000
1,273,540
-----------------------------------------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority,
CO RB, Series A, AMBAC Insured, 5.125%, 6/15/31                   Aaa/AAA/AAA            2,000,000
1,975,760

-------------

15,933,070
-----------------------------------------------------------------------------------------------------------------------
Connecticut--4.3%
Mashantucket, CT Western Pequot Tribe Special RB,
Prerefunded, Series A, 6.40%, 9/1/11/1/                               Aaa/AAA            7,435,000
8,578,354
-----------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RB,
Unrefunded Balance, Series A, 6.40%, 9/1/11/1/                      Baa2/BBB-            7,565,000
8,163,165
-----------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RRB,
Sub. Lien, Series B, 5.75%, 9/1/27/1/                                 Baa3/NR           11,900,000
11,824,554
-----------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RRB,
Subseries B, Zero Coupon, 6.11%, 9/1/16/1,4/                        Baa3/BBB-            2,000,000
812,760

-------------

29,378,833

-----------------------------------------------------------------------------------------------------------------------
Florida--1.9%
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy Services
Project, 8%, 6/1/22                                                     NR/NR            2,690,000
2,787,781
-----------------------------------------------------------------------------------------------------------------------
FL BOE Capital Outlay GORB, 8.40%, 6/1/07                             Aa2/AA+              750,000
900,112
-----------------------------------------------------------------------------------------------------------------------
FL HFA MH RRB, Series C, 6%, 8/1/11                                    NR/AAA            1,000,000
1,078,300
-----------------------------------------------------------------------------------------------------------------------
FL HFA SFM RRB, Series A, 6.35%, 7/1/14                               Aa1/AAA              570,000
604,513
-----------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST Bonds, Series A,
6.30%, 5/1/02                                                           NR/NR              703,000
705,221
-----------------------------------------------------------------------------------------------------------------------
Heritage Springs, FL CDD Capital Improvement RB,
Series B, 6.25%, 5/1/05                                                 NR/NR            1,265,000
1,273,438
-----------------------------------------------------------------------------------------------------------------------
Highlands Cnty., FL HFAU RB, Adventist/Sunbelt,
Series A, 6%, 11/15/31/8/                                             Baa1/A-            2,500,000
2,544,125

                       13 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                     Ratings:
                                                                     Moody's/
Market
                                                                    S&P/Fitch            Principal
Value
                                                                  (Unaudited)               Amount         See
Note 1
-----------------------------------------------------------------------------------------------------------------------

Florida Continued
Lee Cnty., FL Hospital Board of Directors RRB,
MBIA Insured, Inverse Floater, 8.87%, 3/26/20/3/                      Aaa/AAA          $ 1,000,000        $
1,070,000
-----------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB, Series A-2,
6.85%, 3/1/29                                                          Aaa/NR            1,585,000
1,739,870

-------------

12,703,360

-----------------------------------------------------------------------------------------------------------------------
Georgia--3.7%
GA MEAU RRB, Project One, Series X, MBIA Insured,
6.50%, 1/1/12                                                         Aaa/AAA              500,000
579,835
-----------------------------------------------------------------------------------------------------------------------
GA MEAU SPO REF Bonds, Series Y, MBIA Insured,
6.50%, 1/1/17                                                     Aaa/AAA/AAA           11,750,000
14,014,812
-----------------------------------------------------------------------------------------------------------------------
Rockdale Cnty., GA DAU SWD RB, Visy Paper Inc.
Project, 7.40%, 1/1/16                                                  NR/NR            4,245,000
4,335,546
-----------------------------------------------------------------------------------------------------------------------
Savannah, GA EDAU RB, College of Art & Design
Project, 6.90%, 10/1/29                                               NR/BBB-            5,880,000
6,198,578

-------------

25,128,771

-----------------------------------------------------------------------------------------------------------------------
Hawaii--1.3%
HI Airport System RB, 8.548%, 7/1/20/1,2/                               NR/NR            5,000,000
5,809,800
-----------------------------------------------------------------------------------------------------------------------
HI Airport System RRB, Series B, 6.625%, 7/1/18                   Aaa/AAA/AAA            1,500,000
1,689,555
-----------------------------------------------------------------------------------------------------------------------
HI Budget & Finance Department Special
Purpose RRB, Hawaiian Electric Co., Inc., Series D,
AMBAC Insured, 6.15%, 1/1/20                                      Aaa/AAA/AAA            1,000,000
1,081,290

-------------

8,580,645

-----------------------------------------------------------------------------------------------------------------------
Illinois--3.5%
Chicago, IL GOUN, Series A, FGIC Insured,
6.75%, 1/1/35                                                     Aaa/AAA/AAA            2,000,000
2,400,520
-----------------------------------------------------------------------------------------------------------------------
Chicago, IL O'Hare International Airport RB,
Passenger Facilities-B, Second Lien, AMBAC Insured,
5%, 1/1/26                                                        Aaa/AAA/AAA            1,125,000
1,093,275
-----------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District No. 508
Chicago COP, FGIC Insured, 8.75%, 1/1/05                          Aaa/AAA/AAA              500,000
581,925
-----------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL RB, FGIC Insured, 5.50%, 11/15/22                  Aaa/AAA/AAA            4,000,000
4,057,840
-----------------------------------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB,
AMBAC Insured, 7.20%, 11/1/20                                     Aaa/AAA/AAA            7,500,000
9,419,250
-----------------------------------------------------------------------------------------------------------------------
McHenry & Kane Cntys., IL Community
Construction SDI No. 158 CAP GOUN, FGIC Insured,
Zero Coupon, 5.62%, 1/1/19/4/                                     Aaa/AAA/AAA            4,000,000
1,594,800
-----------------------------------------------------------------------------------------------------------------------
McHenry & Kane Cntys., IL Community
Construction SDI No. 158 CAP GOUN, FGIC Insured,
Zero Coupon, 5.66%, 1/1/20/4/                                     Aaa/AAA/AAA            2,500,000
938,725
-----------------------------------------------------------------------------------------------------------------------
IL Metropolitan Pier & Exposition Authority RB,
Hospitality Facilities, McCormick Plaza Convention
Center, Escrowed to Maturity, 7%, 7/1/26                           Aaa/AAA/A+            3,000,000
3,851,790

-------------

23,938,125

                       14 OPPENHEIMER MUNICIPAL BOND FUND

                                                                     Ratings:
                                                                     Moody's/
Market
                                                                    S&P/Fitch            Principal
Value
                                                                  (Unaudited)               Amount         See
Note 1
----------------------------------------------------------------------------------------------------------------------

Indiana--3.8%
Indianapolis, IN Airport Authority RB, SPF Federal
Express Corp. Project, 7.10%, 1/15/17                                Baa2/BBB          $15,500,000
$16,505,950
----------------------------------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB, SPF United
Airlines Project, Series A, 6.50%, 11/15/31/5/                        Ba1/BB+            7,750,000
7,385,517
----------------------------------------------------------------------------------------------------------------------
Merrillville, IN Multi School Building Corp. RRB,
First Meeting, MBIA Insured, 5%, 1/5/21                           Aaa/AAA/AAA            2,000,000
1,983,960

------------

25,875,427

----------------------------------------------------------------------------------------------------------------------
Kansas--0.2%
KS Development FAU RRB, State Projects,
5.50%, 3/1/16                                                     Aaa/AAA/AAA            1,185,000
1,256,017
----------------------------------------------------------------------------------------------------------------------
Kentucky--0.3%
Kenton Cnty., KY AB RB, SPF Delta Airlines Project,
Series A, 6.125%, 2/1/22                                            Baa3/BBB-            2,290,000
2,241,658
----------------------------------------------------------------------------------------------------------------------
Louisiana--1.6%
New Orleans, LA Home Mtg. Authority SPO REF
Bonds, Escrowed to Maturity, 6.25%, 1/15/11                            Aaa/NR            9,500,000
10,918,635
----------------------------------------------------------------------------------------------------------------------
Massachusetts--3.5%
MA GOB, Unrefunded Balance, Series B,
MBIA Insured, 6.50%, 8/1/11                                       Aaa/AAA/AAA              430,000
439,881
----------------------------------------------------------------------------------------------------------------------
MA Health & Educational FA RB, Mt. Auburn
Hospital Issue, Series B-1, MBIA Insured,
6.25%, 8/15/14                                                        Aaa/AAA            1,000,000
1,098,130
----------------------------------------------------------------------------------------------------------------------
MA HFA RB, Series A, AMBAC Insured,
6.60%, 7/1/14                                                     Aaa/AAA/AAA            1,750,000
1,843,117
----------------------------------------------------------------------------------------------------------------------
MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/37                      Aaa/AAA/AAA            6,000,000
5,736,420
----------------------------------------------------------------------------------------------------------------------
MA Water Resource Authority RB, Series A,
6.50%, 7/15/19                                                     Aa3/AA/AA-           12,225,000
14,814,866

------------

23,932,414

----------------------------------------------------------------------------------------------------------------------
Michigan--6.7%
Chippewa Valley, MI School GOUN, School
Building & Site, Series I, 5%, 5/1/26                          Aaa/AAA            2,250,000
2,216,835
----------------------------------------------------------------------------------------------------------------------
Detroit, MI GOB, Series B, MBIA Insured, 6%, 4/1/17               Aaa/AAA/AAA            3,035,000
3,352,673
Detroit, MI Sewage Disposal RB, Prerefunded,
----------------------------------------------------------------------------------------------------------------------
FGIC Insured, Inverse Floater, 8.63%, 7/1/23/3/                   Aaa/AAA/AAA           10,100,000
11,349,875
----------------------------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RRB, Unrefunded
Balance, FGIC Insured, Inverse Floater, 8.63%, 7/1/23/3/          Aaa/AAA/AAA            3,100,000
3,235,625
----------------------------------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB, Prerefunded,
FGIC Insured, Inverse Floater, 9.98%, 7/1/22/3/                   Aaa/AAA/AAA            3,700,000
4,060,750
----------------------------------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB, Unrefunded
Balance, FGIC Insured, Inverse Floater, 9.98%, 7/1/22/3/          Aaa/AAA/AAA            1,500,000
1,612,500
----------------------------------------------------------------------------------------------------------------------
Howell, MI Public Schools RB, MBIA Insured,
5.875%, 5/1/19                                                    Aaa/AAA/AAA            1,850,000
2,075,792

                       15 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                     Ratings:
                                                                     Moody's/
Market
                                                                    S&P/Fitch            Principal
Value
                                                                  (Unaudited)               Amount         See
Note 1
-----------------------------------------------------------------------------------------------------------------------

Michigan Continued
MI Building Authority RRB, Series I, MBIA-IBC
Insured, 6.25%, 10/1/20                                           Aaa/AAA/AAA          $ 1,815,000        $
1,861,900
-----------------------------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, FSA Insured, Inverse Floater,
9.53%, 2/15/22/3,5/                                               Aaa/AAA/AAA            5,000,000
5,287,500
-----------------------------------------------------------------------------------------------------------------------
Wayne Cnty., MI SPF Airport RRB, Northwest
Airlines, Inc., Series 1995, 6.75%, 12/1/15                             NR/NR           10,435,000
10,486,966

-------------

45,540,416

-----------------------------------------------------------------------------------------------------------------------
Minnesota--0.6%
Minneapolis/St. Paul, MN Metro Airports
Commission SPF RB, Northwest Airlines,
Series B, 6.50%, 4/1/25                                                 NR/NR            1,000,000
1,006,350
-----------------------------------------------------------------------------------------------------------------------
Minneapolis/St. Paul, MN Metro Airports
Commission SPF RB, Northwest Airlines,
Series C, FGIC Insured, 5.125%, 1/1/20                            Aaa/AAA/AAA            3,000,000
3,024,390

-------------

4,030,740

-----------------------------------------------------------------------------------------------------------------------
Missouri--1.1%
MO Development Finance Board Infrastructure
Facilities RRB, Midtown Redevelopment Project,
Series A, MBIA Insured, 5.75%, 4/1/22                             Aaa/AAA/AAA            1,000,000
1,066,270
-----------------------------------------------------------------------------------------------------------------------
St. Louis, MO Airport RB, Airport Development
Project, Series A, MBIA Insured, 5.25%, 7/1/31                    Aaa/AAA/AAA            5,000,000
5,047,900
-----------------------------------------------------------------------------------------------------------------------
St. Louis, MO IDAU RB, St. Louis Convention,
Sr. Lien, Series A, 6.875%, 12/15/20                                  Baa3/NR            1,500,000
1,560,975

-------------

7,675,145

-----------------------------------------------------------------------------------------------------------------------
Nevada--0.8%
Clark Cnty., NV Passenger Facility Charge RB,
Las Vegas McCarran International Airport Project,
Series B, MBIA Insured, 6.50%, 7/1/12                                 Aaa/AAA            2,000,000
2,097,760
-----------------------------------------------------------------------------------------------------------------------
Washoe Cnty., NV SDI RB, FSA Insured,
5.875%, 6/1/20                                                    Aaa/AAA/AAA            3,175,000
3,403,537

-------------

5,501,297

-----------------------------------------------------------------------------------------------------------------------
New Hampshire--0.2%
NH Housing FAU SFM RB, Series C, 6.90%, 7/1/19                         Aa2/NR              660,000
683,509
-----------------------------------------------------------------------------------------------------------------------
NH Turnpike System RRB, Series A, FGIC Insured,
6.75%, 11/1/11                                                    Aaa/AAA/AAA              500,000
565,610

-------------

1,249,119

-----------------------------------------------------------------------------------------------------------------------
New Jersey--5.7%
NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
5.75%, 10/1/23                                                          NR/NR            2,000,000
1,694,600
-----------------------------------------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc. Project,
6.25%, 9/15/19                                                         Ba2/BB           12,880,000
12,538,809

                       16 OPPENHEIMER MUNICIPAL BOND FUND

                                                                     Ratings:
                                                                     Moody's/
Market
                                                                    S&P/Fitch            Principal
Value
                                                                  (Unaudited)               Amount         See
Note 1
-----------------------------------------------------------------------------------------------------------------------

New Jersey Continued
NJ Transportation COP, Series 15, AMBAC Insured,
7.65%, 9/15/15/2/                                                      NR/AAA          $ 3,250,000        $
4,022,753
-----------------------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16                                  A3/A-/A           16,150,000
19,121,762
-----------------------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/16                    Aaa/AAA            1,100,000
1,319,087

-------------

38,697,011

-----------------------------------------------------------------------------------------------------------------------
New York--5.6%
NYC GOB, Inverse Floater, 8.39%, 8/27/15/3/                           A2/A/A+            3,050,000
3,248,250
-----------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series D, 8%, 8/1/15                           Aaa/A/A+            7,980,000
8,099,700
-----------------------------------------------------------------------------------------------------------------------
NYC MWFAU WSS RRB, 5.50%, 6/15/33                                   Aa2/AA/AA            3,850,000
4,008,967
-----------------------------------------------------------------------------------------------------------------------
NYS DA RB, SUEFS, FGIC Insured, 5.25%, 5/15/18                    Aaa/AAA/AAA            1,000,000
1,032,790
-----------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06                               A3/A            4,000,000
4,392,040
-----------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08                                A3/A            2,000,000
2,173,980
-----------------------------------------------------------------------------------------------------------------------
NYS MTAU Dedicated Tax Fund RB, Series A,
FGIC Insured, 6.125%, 4/1/17                                      Aaa/AAA/AAA            1,000,000
1,120,670
-----------------------------------------------------------------------------------------------------------------------
NYS Tollway Authority Highway & Bridge Trust
Fund RB, Series A, FSA Insured, 6%, 4/1/16                        Aaa/AAA/AAA            1,000,000
1,115,300
-----------------------------------------------------------------------------------------------------------------------
NYS UDC RB, Series C, 5.875%, 1/1/19                              Aaa/AAA/AAA            5,000,000
5,407,700
-----------------------------------------------------------------------------------------------------------------------
TSASC, Inc., NY RB, 6.25%, 7/15/27                                   Aa1/A/A+            1,750,000
1,861,493
-----------------------------------------------------------------------------------------------------------------------
TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34                         Aa2/A/A+            5,000,000
5,307,600

-------------

37,768,490

-----------------------------------------------------------------------------------------------------------------------
Ohio--2.5%
Cleveland, OH PPS RB, First Mtg., Prerefunded,
Series A, MBIA Insured, 7%, 11/15/16                                  Aaa/AAA            1,100,000
1,248,324
-----------------------------------------------------------------------------------------------------------------------
Cleveland, OH PPS RB, First Mtg., Unrefunded
Balance, Series A, MBIA Insured, 7%, 11/15/16                         Aaa/AAA              900,000
1,021,968
-----------------------------------------------------------------------------------------------------------------------
Mahoning Valley, OH Sanitary Distilled Water RRB,
FSA Insured, 5.75%, 11/15/16                                      Aaa/AAA/AAA            1,450,000
1,565,870
-----------------------------------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB, Series B,
6.25%, 2/1/22                                                           NR/NR            2,500,000
1,834,225
-----------------------------------------------------------------------------------------------------------------------
OH Air Quality DAU PC RRB, Series A, 6.10%, 8/1/20                   Baa3/BB+            6,500,000
6,602,635
-----------------------------------------------------------------------------------------------------------------------
OH HFA SFM RB, Series B, Inverse Floater,
10.785%, 3/1/31/3,5/                                                  Aaa/AAA            2,430,000
2,530,238
-----------------------------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered Steels, Inc.
Project, 9%, 6/1/21/5,6/                                                NR/NR            7,800,000
390,000
-----------------------------------------------------------------------------------------------------------------------
Streetsboro, OH SDI GOB, AMBAC Insured,
7.125%, 12/1/10                                                   Aaa/AAA/AAA              500,000
586,215
-----------------------------------------------------------------------------------------------------------------------
Summit Cnty., OH RB, FGIC Insured, 6.25%, 12/1/21                 Aaa/AAA/AAA            1,270,000
1,428,052

-------------

17,207,527

                       17 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                     Ratings:
                                                                     Moody's/
Market
                                                                    S&P/Fitch            Principal
Value
                                                                  (Unaudited)               Amount         See
Note 1
----------------------------------------------------------------------------------------------------------------------

Oklahoma--0.8%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C, AMBAC Insured,
7%, 8/15/05                                                       Aaa/AAA/AAA          $ 2,000,000        $
2,265,920
----------------------------------------------------------------------------------------------------------------------
Tulsa, OK Municipal Airport Trust RB, American
Airlines Project, 6.25%, 6/1/20                                     Baa3/BBB-            2,820,000
2,835,002

------------

5,100,922

----------------------------------------------------------------------------------------------------------------------
Pennsylvania--10.5%
Allegheny Cnty., PA HDAU RB, Health System,
Series B, 9.25%, 11/15/30                                            B1/B+/B+            8,000,000
8,294,720
----------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA HDAU RRB, Villa St. Joseph HCF,
6%, 8/15/28                                                             NR/NR            2,000,000
1,674,580
----------------------------------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
Inverse Floater, 9.62%, 11/10/20/3/                               Aaa/AAA/AAA            1,000,000
1,130,000
----------------------------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/19                                   NR/NR            1,250,000
1,141,038
----------------------------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/24                                   NR/NR            1,500,000
1,346,955
----------------------------------------------------------------------------------------------------------------------
PA Convention Center RRB, Series A,
MBIA-IBC Insured, 6.75%, 9/1/19                                   Aaa/AAA/AAA            1,150,000
1,272,349
----------------------------------------------------------------------------------------------------------------------
PA EDFAU Facilities RB, National Gypsum Co.,
Series B, 6.125%, 11/2/27                                               NR/NR            4,000,000
2,818,080
----------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                                        NR/BBB-            3,000,000
3,102,690
----------------------------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater, 9.32%, 3/1/22/3/                  Aaa/AAA/AAA           18,750,000
20,156,250
----------------------------------------------------------------------------------------------------------------------
PA TUCM RRB, Series N, 6.50%, 12/1/13                                 Aa3/AA-              750,000
774,405
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport RRB, FGIC Insured,
5.375%, 6/15/12                                                   Aaa/AAA/AAA            3,130,000
3,296,735
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Gas Works RB, Series 3,
FSA Insured, 5.125%, 8/1/31                                       Aaa/AAA/AAA            2,000,000
1,969,860
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RB,
Temple University Children's Medical,
Series A, 5.625%, 6/15/19                                            Baa2/BBB            1,200,000
1,078,164
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RRB,
The Philadelphia Protestant Home Project,
Series A, 6.50%, 7/1/27                                                 NR/NR            3,380,000
3,063,463
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist
Home of Philadelphia, Series A, 5.50%, 11/15/18                         NR/NR            1,670,000
1,394,467
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 9.37%, 9/1/20/3/                       Aaa/AAA            1,900,000
2,071,000
----------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                                        Aaa/AAA/AAA            7,600,000
9,345,036
----------------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB,
Schuylkill Energy
Resources, Inc., 6.50%, 1/1/10                                          NR/NR            7,385,000
7,432,781

------------

71,362,573

                       18 OPPENHEIMER MUNICIPAL BOND FUND

                                                            Ratings:
                                                            Moody's/                          Market
                                                           S&P/Fitch       Principal           Value
                                                         (Unaudited)          Amount      See Note 1
-------------------------------------------------------------------------------------------------------

South Carolina--1.8%
Piedmont, SC MPA RRB, Escrowed to Maturity,
Series A, FGIC Insured, 6.50%, 1/1/16                    Aaa/AAA/AAA    $    285,000     $   339,760
-------------------------------------------------------------------------------------------------------
Piedmont, SC MPA RRB, Unrefunded Balance,
Series A, FGIC Insured, 6.50%, 1/1/16                    Aaa/AAA/AAA       1,715,000       2,032,549
-------------------------------------------------------------------------------------------------------
SC Tobacco Settlement Management Authority RB,
Series 850-B, 8.597%, 5/15/28/1,2/                             NR/NR       3,500,000       3,858,925
-------------------------------------------------------------------------------------------------------
SC Tobacco Settlement Management Authority RB,
Series B, 6.375%, 5/15/28                                    A1/A/A+       5,500,000       5,788,750
                                                                                         --------------
                                                                                          12,019,984

-------------------------------------------------------------------------------------------------------
Texas--18.6%
AAAU TX SPF RB, American Airlines, Inc. Project,
7%, 12/1/11                                                Baa3/BBB-       3,000,000       3,317,160
-------------------------------------------------------------------------------------------------------
Cedar Hill, TX ISD CAP RRB, Zero Coupon,
6.10%, 8/15/11/4/                                         Aaa/NR/AAA       1,585,000         969,402
-------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.89%, 2/15/14/4,7/                             Aaa/AAA      15,710,000       8,478,216
-------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.85%, 2/15/15/4/                               Aaa/AAA      15,000,000       7,605,450
-------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.91%, 2/15/16/4/                               Aaa/AAA      16,240,000       7,742,907
-------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International
Airport Facilities
Improvement Corp. RB, American Airlines, Inc.,
7.25%, 11/1/30                                             Baa3/BBB-       8,000,000       8,365,040
-------------------------------------------------------------------------------------------------------
Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth
Medical Center Project, AMBAC Insured,
6.875%, 11/1/10                                          Aaa/AAA/AAA       1,800,000       1,838,664
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Prerefunded, 6.50%, 8/15/15                                  Aa1/AA+         215,000         227,653
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Unrefunded Balance, 6.50%, 8/15/15                           Aa1/AA+         785,000         826,982
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORRB, Toll Road, Sub. Lien,
6.75%, 8/1/14                                                Aa1/AA+       1,000,000       1,020,000
-------------------------------------------------------------------------------------------------------
Harris Cnty., TX Hospital District Mtg. RRB, Jr. Lien,
Unrefunded Balance, 7.40%, 2/15/10                       Aaa/AAA/AAA       2,000,000       2,352,300
-------------------------------------------------------------------------------------------------------
Hays, TX ISD CAP GOUN, Zero Coupon,
6.03%, 8/15/20/4/                                        Aaa/AAA/AAA       5,370,000       1,824,189
-------------------------------------------------------------------------------------------------------
Houston, TX Airport System RB, SPF Continental
Airlines, Series E, 6.75%, 7/1/21/8/                      Ba2/BB/BB+       4,000,000       3,956,560
-------------------------------------------------------------------------------------------------------
Houston, TX Airport System RRB, Sub. Lien,
Series B, FSA Insured, 5.50%, 7/1/30                     Aaa/AAA/AAA       5,000,000       5,125,450
-------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.40%, 12/1/09                           A2/A+/A+         995,000       1,056,581
-------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.75%, 12/1/08                           A2/A+/A+         440,000         454,018

                       19 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                             Ratings:
                                                             Moody's/                            Market
                                                            S&P/Fitch         Principal           Value
                                                          (Unaudited)            Amount      See Note 1
---------------------------------------------------------------------------------------------------------

Texas Continued
Houston, TX WSS RRB, Jr. Lien, Series B,
FGIC Insured, 5.25%, 12/1/23                              Aaa/AAA/AAA    $    4,000,000   $   4,024,640
---------------------------------------------------------------------------------------------------------
Lower Colorado River Authority, TX RRB,
Series A, 5.875%, 5/15/17                                 Aaa/AAA/AAA         1,625,000       1,757,860
---------------------------------------------------------------------------------------------------------
Lower Neches Valley, TX IDAU Corp. Sewer
Facilities RB, Mobil Oil Refining Corp. Project,
6.40%, 3/1/30                                                 Aaa/AAA         1,000,000       1,059,240
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded, Series B,
6.30%, 5/15/06                                                Aa3/AA-           290,000         303,819
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded, Series B,
6.40%, 5/15/08                                                Aa3/AA-           480,000         503,242
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Series A, 7.25%,                      NR/NR         2,000,000       1,977,760
11/15/19
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Series A, 7.50%,                      NR/NR         3,000,000       3,006,090
11/15/29
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded Balance,
Series B, 6.30%, 5/15/06                                      Aa3/AA-         2,710,000       2,813,061
---------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded Balance,
Series B, 6.40%, 5/15/08                                      Aa3/AA-         4,520,000       4,695,376
---------------------------------------------------------------------------------------------------------
Retama, TX Development Corp. SPF RRB, Retama
Racetrack, Escrowed to Maturity, Series A,
10%, 12/15/19                                                 Aaa/AAA         4,880,000       7,892,180
---------------------------------------------------------------------------------------------------------
Rio Grande Valley, TX HFDC Retirement Facilities RB,
Golden Palms, Series B, MBIA Insured,                         Aaa/AAA         2,000,000       2,106,580
6.40%, 8/1/12
---------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.95%, 9/1/13/4/                                            Aaa/AAA/A         6,900,000       3,853,305
---------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.93%, 9/1/14/4/                                            Aaa/AAA/A        17,500,000       9,194,675
---------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.85%, 9/1/15/4/                                            Aaa/AAA/A        10,000,000       4,933,700
---------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.98%, 9/1/16/4/                                            Aaa/AAA/A        39,990,000      18,544,963
---------------------------------------------------------------------------------------------------------
TX United Independent SDI GOUN,
5.125%, 8/15/26                                               Aaa/AAA         4,295,000       4,223,531
                                                                                          ---------------
                                                                                            126,050,594

---------------------------------------------------------------------------------------------------------
Vermont--0.1%
VT HFA Home Mtg. Purchase RB, Series A,
7.85%, 12/1/29                                                   A1/A         1,010,000       1,021,605
---------------------------------------------------------------------------------------------------------
Virginia--1.6%
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.60%, 8/15/05/4/                                              Ba1/NR         2,300,000       1,729,462
---------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.75%, 8/15/07/4/                                              Ba1/NR         2,800,000       1,820,756
---------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.80%, 8/15/08/4/                                              Ba1/NR         3,000,000       1,816,620

                       20 OPPENHEIMER MUNICIPAL BOND FUND

                                                        Ratings:
                                                        Moody's/                              Market
                                                       S&P/Fitch           Principal           Value
                                                     (Unaudited)              Amount      See Note 1
------------------------------------------------------------------------------------------------------

Virginia Continued
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
First Tier, Sub. Lien, Series C, Zero Coupon,
5.85%, 8/15/09/4/                                         Ba1/NR      $    3,100,000     $ 1,748,059
------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP,
Sr. Lien, Series B, Zero Coupon, 5.86%, 8/15/22/4/        NR/A/A          14,900,000       3,743,178
                                                                                         -------------
                                                                                          10,858,075

------------------------------------------------------------------------------------------------------
Washington--5.1%
Clark Cnty., WA Public Utility District No. 001
Generating System RRB, FSA Insured,
5.125%, 1/1/20                                       Aaa/AAA/AAA           2,730,000
2,731,911
------------------------------------------------------------------------------------------------------
Mason Cnty., WA SDI No. 309 Shelton GOUN,
FGIC Insured, 5.125%, 12/1/20                         Aaa/NR/AAA           1,750,000       1,751,260
------------------------------------------------------------------------------------------------------
Snohomish Cnty., WA GOLB, MBIA Insured,
5.25%, 12/1/26                                       Aaa/AAA/AAA           3,000,000       3,003,330
------------------------------------------------------------------------------------------------------
WA GOUN, Series S-5, FGIC Insured,
Zero Coupon, 5.34%, 1/1/18/4/                        Aaa/AAA/AAA           8,000,000       3,411,280
------------------------------------------------------------------------------------------------------
WA GOUN, Series S-5, FGIC Insured,
Zero Coupon, 5.40%, 1/1/19/4/                        Aaa/AAA/AAA           7,930,000       3,183,181
------------------------------------------------------------------------------------------------------
WA PP Supply System RRB, Nuclear Project
No. 1, 5.40%, 7/1/12                                  Aa1/AA-/AA          20,000,000      20,473,400
                                                                                         -------------
                                                                                          34,554,362

------------------------------------------------------------------------------------------------------
West Virginia--0.6%
WV Parkways ED & Tourism Authority RB,
FGIC Insured, Inverse Floater, 8.74%, 5/16/19/3/     Aaa/AAA/AAA           3,600,000       3,793,500
------------------------------------------------------------------------------------------------------
Wisconsin--0.3%
WI Health & Educational FA RB, Aurora Medical
Group, Inc. Project, FSA Insured, 6%, 11/15/11           Aaa/AAA           1,370,000       1,556,402
------------------------------------------------------------------------------------------------------
WI Housing & EDAU Home Ownership RRB,
Series A, 7.10%, 3/1/23                                   Aa2/AA             235,000         241,545
                                                                                         -------------
                                                                                           1,797,947

------------------------------------------------------------------------------------------------------
District of Columbia--0.5%
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 5.25%, 8/15/12                   Aaa/AAA           1,000,000       1,047,850
------------------------------------------------------------------------------------------------------
DC RRB, Prerefunded, Series A-1, MBIA Insured,
6%, 6/1/11                                           Aaa/AAA/AAA             100,000         114,069
------------------------------------------------------------------------------------------------------
DC RRB, Unrefunded Balance, Series A-1,
MBIA Insured, 6%, 6/1/11                             Aaa/AAA/AAA           1,900,000       2,164,024
                                                                                         -------------
                                                                                           3,325,943

------------------------------------------------------------------------------------------------------
U.S. Possessions--1.1%
PR CMWLTH REF GOUN, Series 312,
FSA Insured, 8.972%, 7/1/20/1,2/                          Aaa/NR           5,000,000       5,400,000
------------------------------------------------------------------------------------------------------
PR Municipal FAU GOB, 8.37%, 8/1/15/1,2/                   NR/NR           1,500,000       1,846,320
                                                                                           7,246,320

                       21 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                         Market
                                                                          Value
                                                                     See Note 1
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $646,314,106)        100.1%     $ 679,079,625
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                   (0.1)          (740,805)
                                                       -------------------------
Net Assets                                             100.0%     $ 678,338,820
                                                       =========================

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

AAAU      Alliance Airport Authority, Inc.
AB        Airport Board
BOE       Board of Education
CAP       Capital Appreciation
CD        Commercial Development
CDD       Community Development District
CMWLTH    Commonwealth
COP       Certificates of Participation
DA        Dormitory Authority
DAU       Development Authority
ED        Economic Development
EDAU      Economic Development Authority
EDFAU     Economic Development Finance Authority
FA        Facilities Authority
FAU       Finance Authority
GOB       General Obligation Bonds
GORB      General Obligation Refunding Bonds
GORRB     General Obligation Revenue Refunding Bonds
GOLB      General Obligation Limited Bonds
GOUN      General Obligation Unlimited Nts.
HCF       Health Care Facilities
HDAU      Hospital Development Authority
HEAA      Higher Education Assistance Agency
HEFAU     Higher Educational Facilities Authority
HF        Health Facilities
HFA       Housing Finance Agency
HFAU      Health Facilities Authority
HFDC      Health Facilities Development Corp.
IDV       Industrial Development
IDAU      Industrial Development Authority
ISD       Independent School District
LMC       Loan Marketing Corp.
MEAU      Municipal Electric Authority
MH        Multifamily Housing
MPA       Municipal Power Agency
MTAU      Metropolitan Transportation Authority
MUD       Municipal Utility District
MWFAU     Municipal Water Finance Authority
NYC       New York City
NYS       New York State
PC        Pollution Control
POAU      Port Authority
PP        Public Power
PPS       Public Power System
RB        Revenue Bonds
REF       Refunding
RR        Resource Recovery
RRB       Revenue Refunding Bonds
SCDAU     Statewide Communities Development Authority
SDI       School District
SFM       Single Family Mtg.
SPAST     Special Assessment
SPF       Special Facilities
SPO       Special Obligations
SUEFS     State University Educational Facilities System
SWD       Solid Waste Disposal
TUAU      Turnpike Authority
TUCM      Turnpike Commission
TXAL      Tax Allocation
UDA       Urban Development Agency
UDC       Urban Development Corp.
WSS       Water & Sewer System

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $51,724,658 or 7.63% of the Fund's net assets as of July 31, 2001.
2. Represents the current interest rate for a variable rate security.
3. Represents the current interest rate for a variable rate bond known as an
"inverse floater". See Note 1 of Notes to Financial Statements.
4. Zero coupon bond reflects the effective yield on the date of purchase.
5. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial
Statements.
6. Issuer is in default.
7. Securities with an aggregate market value of $504,591 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
8. When-issued security to be delivered and settled after July 31, 2001.

As of July 31, 2001, securities subject to the alternative minimum tax amount to
$63,135,085 or 9.31% of the Fund's net assets.

See accompanying Notes to Financial Statements.

                       22 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES July 31, 2001
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $646,314,106)--see
accompanying statement                                            $ 679,079,625
--------------------------------------------------------------------------------
Cash                                                                    517,309
--------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                              7,215,120
Shares of beneficial interest sold                                      580,662
Daily variation on futures contracts                                      3,594
Other                                                                    10,230
                                                                  --------------
Total assets                                                        687,406,540

================================================================================
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued basis                          6,455,562
Dividends                                                             1,852,058
Shares of beneficial interest redeemed                                  331,751
Trustees' compensation                                                  221,947
Distribution and service plan fees                                      134,137
Shareholder reports                                                      32,386
Transfer and shareholder servicing agent fees                             4,844
Other                                                                    35,035
                                                                  --------------
Total liabilities                                                     9,067,720

================================================================================
Net Assets                                                        $ 678,338,820
                                                                  ==============

================================================================================
Composition of Net Assets
Paid-in capital                                                   $ 669,124,449
--------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                (1,553,232)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment
transactions                                                        (22,001,510)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments            32,769,113
                                                                  --------------
Net Assets                                                        $  678,338,820
                                                                  ==============

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $584,324,531 and 61,044,538 shares of beneficial
interest outstanding)                                                    $ 9.57
Maximum offering price per share (net asset
value plus sales charge of 4.75% of offering price)                      $10.05
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $76,879,978 and 8,051,978
shares of beneficial interest outstanding)                               $ 9.55
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $17,134,311 and 1,794,777
shares of beneficial interest outstanding)                               $ 9.55

See accompanying Notes to Financial Statements.

                       23 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended July 31, 2001
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                           $ 38,048,689

================================================================================
Expenses
Management fees                                                       3,246,173
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               1,227,102
Class B                                                                 654,454
Class C                                                                 144,788
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                           345,079
--------------------------------------------------------------------------------
Shareholder reports                                                      88,985
--------------------------------------------------------------------------------
Custodian fees and expenses                                              43,400
--------------------------------------------------------------------------------
Other                                                                    84,798
                                                                   -------------
Total expenses                                                        5,834,779
Less reduction to custodian expenses                                    (26,978)
                                                                   -------------
Net expenses                                                          5,807,801

================================================================================
Net Investment Income                                                32,240,888

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                         (17,163,600)
Closing of futures contracts                                           (415,650)
                                                                   -------------
Net realized gain (loss)                                            (17,579,250)

--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on
investments                                                          39,353,436
                                                                   -------------
Net realized and unrealized gain (loss)                              21,774,186

================================================================================
Net Increase in Net Assets Resulting from Operations               $ 54,015,074
                                                                   =============
See accompanying Notes to Financial Statements.

                       24 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended July 31,                                                  2001            2000
==========================================================================================

Operations
Net investment income (loss)                                $  32,240,888   $  32,552,213
------------------------------------------------------------------------------------------
Net realized gain (loss)                                      (17,579,250)     (1,928,788)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)           39,353,436     (39,846,312)
                                                            ------------------------------
Net increase (decrease) in net assets resulting from
operations                                                     54,015,074      (9,222,887)

==========================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                       (28,787,828)    (28,322,087)
Class B                                                        (3,048,431)     (3,304,255)
Class C                                                          (675,129)       (684,715)
------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                --      (3,065,354)
Class B                                                                --        (436,022)
Class C                                                                --         (87,540)

==========================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                        83,428,384     (48,456,283)
Class B                                                        17,423,990     (26,975,629)
Class C                                                         4,454,324      (5,233,189)

==========================================================================================
Net Assets
Total increase (decrease)                                     126,810,384    (125,787,961)
------------------------------------------------------------------------------------------
Beginning of period                                           551,528,436     677,316,397
                                                            ------------------------------
End of period [including undistributed (overdistributed)
net investment income of $(1,553,232) and $(1,301,534),
respectively]                                               $ 678,338,820   $ 551,528,436
                                                            ==============================

See accompanying Notes to Financial Statements.

                       25 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Class A       Year Ended July 31,               2001             2000            1999            1998
1997
===========================================================================================================================

Per Share Operating Data
Net asset value, beginning of period           $9.35           $10.02          $10.27          $10.24
$9.74
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                            .52              .52             .52             .51
..55
Net realized and unrealized gain (loss)          .22             (.61)           (.25)            .04
..49

----------------------------------------------------------------------------
Total income (loss) from
investment operations                            .74             (.09)            .27             .55
1.04
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income            (.52)            (.52)           (.52)           (.52)
(.54)
Distributions from net realized gain              --             (.06)             --
--              --

----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.52)            (.58)           (.52)           (.52)
(.54)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $9.57            $9.35          $10.02          $10.27
$10.24

============================================================================

===========================================================================================================================
Total Return, at Net Asset Value/1/             8.03%           (0.85)%          2.57%           5.55%
10.97%

===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                                  $584,325         $482,152        $568,673        $579,570
$586,546
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $531,286         $515,007        $587,197        $581,630
$582,624
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                           5.38%            5.54%           5.00%           5.00%
5.55%
Expenses                                        0.85%            0.90%           0.87%           0.87%3
0.87%/3/
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           20%              14%             18%
21%             24%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                       26 OPPENHEIMER MUNICIPAL BOND FUND

Class B Year Ended July 31,                    2001           2000             1999            1998
1997
=========================================================================================================================

Per Share Operating Data
Net asset value, beginning of period          $9.33         $10.00           $10.25          $10.22
$9.73
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                           .45            .43              .44             .43
..47
Net realized and unrealized gain (loss)         .21           (.60)            (.25)            .04
..48

---------------------------------------------------------------------------
Total income (loss) from
investment operations                           .66           (.17)             .19             .47
..95
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income           (.44)          (.44)            (.44)           (.44)
(.46)
Distributions from net realized gain             --           (.06)              --
--                --

---------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.44)          (.50)            (.44)           (.44)
(.46)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $9.55          $9.33           $10.00          $10.25
$10.22

===========================================================================

=========================================================================================================================
Total Return, at Net Asset Value/1/            7.23%         (1.62)%           1.78%           4.75%
10.05%

=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in
thousands)                                  $76,880        $57,204          $90,022         $91,677
$83,897
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $65,563        $70,072          $96,352         $88,531
$77,881
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                          4.60%          4.75%            4.22%           4.21%
4.76%
Expenses                                       1.62%          1.67%            1.65%           1.65%/3/
1.65%/3/
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          20%            14%              18%
21%               24%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                       27 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

Class C Year      Ended July 31,               2001        2000          1999         1998           1997
===============================================================================================================

Per Share Operating Data
Net asset value, beginning of period          $9.33      $10.00        $10.25       $10.22          $9.73
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                           .44         .44           .44          .43            .46
Net realized and unrealized gain (loss)         .22        (.61)         (.25)         .04            .49
                                              -----------------------------------------------------------------
Total income (loss) from
investment operations                           .66        (.17)          .19          .47            .95
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income           (.44)       (.44)         (.44)        (.44)          (.46)
Distributions from net realized gain             --        (.06)           --           --             --
                                              -----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.44)       (.50)         (.44)        (.44)          (.46)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $9.55       $9.33        $10.00       $10.25         $10.22
                                              =================================================================

===============================================================================================================
Total Return, at Net Asset Value/1/            7.23%      (1.62)%        1.78%        4.75%         10.03%

===============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in               $17,134     $12,173       $18,621      $12,857         $8,648
thousands)
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $14,506     $14,497       $16,868      $10,655         $5,724
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                          4.60%       4.76%         4.22%        4.30%          4.72%
Expenses                                       1.62%       1.67%         1.65%        1.64%/3/       1.67%/3/
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          20%         14%           18%          21%            24%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                       28 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class
B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis Delivery and
payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.
The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July
31, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $6,455,562.

                       29 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies Continued

Security Credit Risk The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2001, securities with an aggregate market value of $390,000, representing 0.06% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Inverse Floating Rate Securities The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund intends to invest no more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $67,532,988 as of July 31, 2001. Including the effect of leverage, inverse floaters represent 9.82% of the Fund's total assets as of
July 31, 2001.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

     As of July 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
-----------------------------
2008/1/            $3,000,399
2009/1/                95,836
2009                6,666,277
                  -----------
Total              $9,762,512
                  ===========

1. The capital loss carryover was acquired in connection with the Oppenheimer
Insured Municipal Fund merger.
--------------------------------------------------------------------------------
Trustees' Compensation The Fund has adopted an unfunded retirement plan for the
Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
July 31, 2001, the Fund's projected benefit obligations were decreased by
$116,959 and payments of $12,142 were made to retired trustees, resulting in an accumulated liability of $123,571 as of July 31, 2001.

                       30 OPPENHEIMER MUNICIPAL BOND FUND

   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $725,855, a decrease in overdistributed net investment income of $18,802, and an increase in accumulated net realized loss on investments of $744,657. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                       31 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      Year Ended July 31, 2001            Year Ended July 31, 2000
                                     Shares             Amount           Shares             Amount
---------------------------------------------------------------------------------------------------

Class A
Sold                             13,223,009      $ 117,975,682       13,414,765      $ 126,546,006
Dividends and/or
distributions reinvested          1,941,434         18,388,800        2,157,960         20,359,502
Acquisition--Note 8               9,659,347         92,246,765               --                 --
Redeemed                        (15,333,330)      (145,182,863)     (20,759,908)      (195,361,791)
                                -------------------------------------------------------------------
Net increase (decrease)           9,490,460      $  83,428,384       (5,187,183)     $ (48,456,283)
                                ===================================================================

---------------------------------------------------------------------------------------------------
Class B
Sold                              1,860,418      $  16,659,142        1,310,906      $  12,395,994
Dividends and/or
distributions reinvested            176,632          1,669,318          237,460          2,240,594
Acquisition--Note 8               2,018,542         19,216,517               --                 --
Redeemed                         (2,133,730)       (20,120,987)      (4,419,722)       (41,612,217)
                                -------------------------------------------------------------------
Net increase (decrease)           1,921,862      $  17,423,990       (2,871,356)      $(26,975,629)
                                ===================================================================

---------------------------------------------------------------------------------------------------
Class C
Sold                                607,263      $   5,535,017          469,950      $   4,403,501
Dividends and/or
distributions reinvested             45,452            429,497           54,679            515,996
Acquisition--Note 8                 394,023          3,751,103               --                 --
Redeemed                           (556,599)        (5,261,293)      (1,082,182)       (10,152,686)
                                -------------------------------------------------------------------
Net increase (decrease)             490,139      $   4,454,324         (557,553)     $  (5,233,189)
                                ===================================================================

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2001, were $126,911,037 and $138,271,505, respectively.

As of July 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $646,376,951 was:

Gross unrealized appreciation                           $ 45,739,941
Gross unrealized depreciation                            (13,037,267)
                                                        -------------
Net unrealized appreciation (depreciation)              $ 32,702,674
                                                        =============

                       32 OPPENHEIMER MUNICIPAL BOND FUND
A

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40%
of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund's management fee for the year ended July 31, 2001, was an annualized rate of 0.53%.
--------------------------------------------------------------------------------
Transfer Agent Fees OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed upon per account fee.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A        Commissions     Commissions      Commissions
                        Front-End       Front-End        on Class A      on Class B       on Class C
                    Sales Charges   Sales Charges            Shares          Shares           Shares
                       on Class A     Retained by       Advanced by     Advanced by      Advanced by
Year Ended                 Shares     Distributor    Distributor/1/  Distributor/1/   Distributor/1/
----------------------------------------------------------------------------------------------------

July 31, 2001            $609,480        $149,558           $64,279        $419,512          $36,090

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                  Class B                  Class C
                    Contingent Deferred      Contingent Deferred      Contingent Deferred
                          Sales Charges            Sales Charges            Sales Charges
Year Ended      Retained by Distributor  Retained by Distributor  Retained by Distributor
------------------------------------------------------------------------------------------

July 31, 2001                   $13,322                 $169,513                   $6,081

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment
Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2001, payments under the Class A plan totaled $1,227,102, all of which were paid by the Distributor to recipients, and included $89,920 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                       33 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. Fees and Other Transactions with Affiliates Continued

Class B and Class C Distribution and Service Plan Fees Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the
Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees paid to the Distributor for the year ended July 31, 2001, were as follows:

                                                       Distributor's      Distributor's
                                                          Aggregate        Unreimbursed
                                                       Unreimbursed       Expenses as %
                  Total Payments     Amount Retained      Expenses        of Net Assets
                     Under Plan       by Distributor     Under Plan            of Class
----------------------------------------------------------------------------------------

Class B Plan          $  654,45          $  511,937     $ 2,477,993                3.22%
Class C Plan            144,788              36,212         339,992                1.98

================================================================================
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

                       34 OPPENHEIMER MUNICIPAL BOND FUND

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. As of July 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                Unrealized
                            Expiration      Number of     Valuation as of     Appreciation
Contract Description              Date      Contracts       July 31, 2001    (Depreciation)
-------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Long Bond                 9/19/01             23         $ 2,392,719        $   3,594

================================================================================
6. Illiquid Securities

As of July 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31,
2001, was $15,593,255, which represents 2.30% of the Fund's net assets.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.

     The Fund had no borrowings outstanding during the year ended or at July 31,
2001.

                       35 OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
8. Acquisition of Oppenheimer Insured Municipal Fund

On January 26, 2001, the Fund acquired all of the net assets of Oppenheimer
Insured Municipal Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Insured Municipal Fund shareholders on February 29,
2000. The Fund issued (at an exchange ratio of 1.775865 for Class A, 1.782453 for Class B and 1.780957 for Class C of the Fund to one share of Oppenheimer
Municipal Bond Fund) 9,659,347, 2,018,542 and 394,023 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $92,246,765,
$19,216,517 and $3,751,103 in exchange for the net assets, resulting in combined
Class A net assets of $577,703,446, Class B net assets of $74,499,856 and Class
C net assets of $16,501,075 on January 26, 2001. The net assets acquired included net unrealized appreciation of $8,201,459 and unused capital loss carryover of $8,728,421 potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

                                                              Appendix A

                                                  MUNICIPAL BOND RATINGS DEFINITIONS

Below  are  summaries  of the  rating  definitions  used by the  nationally-recognized  rating  agencies  listed  below  for  municipal securities.  Those ratings  represent the opinion of the agency as to the credit quality of issues that they rate. The summaries  below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality.  They carry the smallest  degree of investment  risk.  Interest  payments are protected by a large or by an exceptionally  stable margin and principal is secure.  While the various  protective  elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds  rated "Aa" are judged to be of high  quality by all  standards.  Together  with the "Aaa"  group,  they  comprise  what are generally  known as high-grade  bonds.  They are rated lower than the best bonds because  margins of protection  may not be as large as with Aaa  securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other elements  present which make the long-term risk appear somewhat larger than the of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment  attributes and are to be considered as  upper-medium-grade  obligations.  Factors giving  security to principal  and interest are  considered  adequate but elements may be present  which  suggest a  susceptibility  to impairment some time in the future.

Baa:  Bonds rated "Baa" are  considered  medium-grade  obligations;  that is, they are neither  highly  protected  nor poorly  secured.
Interest  payments and principal  security  appear  adequate for the present but certain  protective  elements may be lacking or may be characteristically  unreliable  over any great  length  of time.  Such  bonds  lack  outstanding  investment  characteristics  and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have  speculative  elements.  Their future cannot be considered  well-assured.  Often the protection of interest and  principal  payments  may be very  moderate  and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally  lack  characteristics  of the desirable  investment.  Assurance of interest and principal  payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca"  represent  obligations  which are  speculative  in a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever  attaining any real investment standing.

Con.  (...):  Bonds  for which the  security  depends  on the  completion  of some act or the  fulfillment  of some  condition  are rated conditionally.  These bonds are secured by (a)  earnings  of  projects  under  construction,  (b)  earnings of projects  unseasoned  in operating  experience,  (c) rentals that begin when  facilities are completed,  or (d) payments to which some other limiting  condition attaches.  The parenthetical  rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.
Moody's  applies  numerical  modifiers  1, 2, and 3 in each generic  rating  classification  from "Aa" through  "Caa." The modifier "1"
indicates that the obligation ranks in the higher end of its generic rating category;  the modifier "2" indicates a mid-range  ranking;
and the modifier "3" indicates a ranking in the lower end of that generic rating  category.  Advanced  refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are three ratings for short-term obligations that are investment grade.  Short-term speculative  obligations are designated "SG."
For variable rate demand obligations,  a two-component rating is assigned.  The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled  principal and interest  payments.  The second element (VMIG)  represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality.  Excellent  protection is afforded by established cash flows,  highly reliable liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes  acceptable credit quality.  Liquidity and cash-flow  protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

---------------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's Rating Services

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest  rated  obligations  only in small degree.  The  obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more  susceptible  to the adverse  effects of changes in  circumstances  and economic  conditions  than obligations in higher-rated  categories.  However,  the obligor's capacity to meet its financial  commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate  protection  parameters.  However,  adverse economic  conditions or changing  circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having  significant  speculative  characteristics.  "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective  characteristics,  these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Bonds  rated  "BB"  are less  vulnerable  to  nonpayment  than  other  speculative  issues.  However,  these  face  major  ongoing uncertainties  or  exposure to adverse  business,  financial,  or economic  conditions  which  could lead to the  obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than  obligations  rated "BB," but the obligor  currently has the capacity to meet its financial  commitment on the  obligation.  Adverse  business,  financial,  or economic  conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently  vulnerable to nonpayment,  and are dependent upon  favorable  business,  financial,  and economic conditions  for the  obligor to meet its  financial  commitment  on the  obligation.  In the event of adverse  business,  financial  or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar  action has been taken,  but payments on this obligation are being continued.

D: Bonds rated "D" are in default.  Payments on the obligation  are not being made on the date due even if the applicable  grace period has not expired,  unless  Standard and Poor's  believes that such  payments will be made during such grace period.  The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the  addition of a plus (+) or minus (-) sign to show  relative  standing  within the major  rating  categories.  The "p" symbol  indicates  that the rating is  provisional.  The "r" symbol is  attached  to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

SP-1:  Strong  capacity  to pay  principal  and  interest.  An issue with a very  strong  capacity  to pay debt  service is given a (+)
designation.

SP-2:  Satisfactory capacity to pay principal and interest,  with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

---------------------------------------------------------------------------------------------------------------------------------------
International Short-Term Credit Ratings
---------------------------------------------------------------------------------------------------------------------------------------

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

--------
1 Messrs. Murphy and Griffiths are not Directors of Oppenheimer Money Market Fund, Inc.  Mr. Murphy is not a Trustee of Oppenheimer
Municipal Bond Fund.

2 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year.
3 This provision does not apply to IRAs.
4 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
5 This provision does not apply to IRAs.
6 This provision does not apply to loans from 403(b)(7) custodial plans.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                                                  B-1
                                                              Appendix B

                                                Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Parking Fee Revenue
Pollution Control
Resource Recovery
Revenue Anticipation Notes
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Tax Anticipation Notes
Tax & Revenue Anticipation Notes
Telephone Utilities
Water Utilities

                                                              Appendix C

                                    OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the
applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1)      plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
(2)      non-qualified deferred compensation plans,
(3)      employee benefit plans3
(4)      Group Retirement Plans4
(5)      403(b)(7) custodial plan accounts
(6)      Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").
Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
1.       Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2.       In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3.       An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4.       The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
     SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan"
     also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.
                             I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A
Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below.
However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales
Charge."2 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases by  a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(1)      buys shares costing $500,000 or more, or
(2)      has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3)      certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)      through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2)      by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)      The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
                    Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)      The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3)      The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May
              1, 1999.

                                       II. Waivers of Class A Sales Charges of Oppenheimer Funds

A.  Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the
Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
              Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the
              Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C
              TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former
              Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.  Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the
Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
              (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.  Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)      To return excess contributions.
(3)      To return contributions made due to a mistake of fact.
(4)      Hardship withdrawals, as defined in the plan.3
(5)      Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8)      For loans to participants or beneficiaries.
(9)      Separation from service.4
              (10)  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              (11)  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                    OppenheimerFunds-sponsored IRA.
|_|      For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the
              Distributor allowing this waiver.

III.  Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill
              Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_|      Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)      To return excess contributions made to a participant's account.
(3)      To return contributions made due to a mistake of fact.
(4)      To make hardship withdrawals, as defined in the plan.5
(5)      To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8)      For loans to participants or beneficiaries.6
(9)      On account of the participant's separation from service.7
(10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12)     Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the
                    Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
(14)     Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         |_|  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a
              Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

  IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value
                                                                 Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the
Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24,
1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:

Oppenheimer Quest Value Fund, Inc.                          Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Balanced Value Fund                       Oppenheimer Quest Global Value Fund
Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various
Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund                     Quest for Value New York Tax-Exempt Fund
Quest for Value Investment Quality Income Fund                  Quest for Value National Tax-Exempt Fund
Quest for Value Global Income Fund                              Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

         |X|  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ----------------------------
Number of Eligible Employees   Initial Sales Charge as a    Initial Sales Charge as a    Commission as % of
or Members                     % of Offering Price          % of Net Amount Invested     Offering Price
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                                2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more             2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's
Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

         |X|  Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_|      Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
                  Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_|      Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         |X|  Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of
1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

         |X|  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_|      withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
|_|      liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         |X|  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
|_|      redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_|      withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|_|      liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same
Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

    V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                                                       Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective
Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o        Oppenheimer U. S. Government Trust,
o        Oppenheimer Bond Fund,
o        Oppenheimer Disciplined Value Fund and
o        Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former
Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut
Mutual Funds:

Connecticut Mutual Liquid Account                       Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account        CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account                       CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                       CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

         |_|  Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC").
Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
(1)      persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March
                18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2)      persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
                13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

         |_|  Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1)      any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual
                    Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
                    Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2)      any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3)      Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4)      employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the
                    Former Connecticut Mutual Funds, and its affiliated companies;
(5)      one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6)      an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former
                    Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut
Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or
Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18,
1996:
(1)      by the estate of a deceased shareholder;
(2)      upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3)      for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections
                401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4)      as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)      in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6)      in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)      in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)      in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9)      as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of
                Incorporation, or as adopted by the Board of Directors of the Fund.

                                          VI. Special Reduced Sales Charge for Former Shareholders of
                                                          Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer
Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America
Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

                                      VII. Sales Charge Waivers on Purchases of Class M Shares of
                                                Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

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Oppenheimer Municipal Bond Fund
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Internet Web Site:
       WWW.OPPENHEIMERFUNDS.COM
       ------------------------

Investment Adviser
       OppenheimerFunds, Inc.
       498 Seventh Avenue
       New York, NY 10018

Distributor
       OppenheimerFunds Distributor, Inc.
       498 Seventh Avenue
       New York, NY 10018

Transfer Agent
       OppenheimerFunds Services
       P.O. Box 5270
       Denver, Colorado 80217-5270
       1-800-525-7048

Custodian Bank
       Citibank, N.A.
       399 Park Avenue
       New York, New York 10043

Independent Auditors
       KPMG LLP
       707 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel
       Mayer, Brown, Rowe & Maw
       1675 Broadway
       New York, New York 10019-5820

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